MASTER LOAN AGREEMENT
                              ---------------------

     THIS  MASTER  LOAN  AGREEMENT  (this  "LOAN AGREEMENT") is made and entered
                                            --------------
into  as  of  June  10,  2004,  by  and  between  MATTERHORN  FINANCIAL SERVICES
LLC,     a     California     limited     liability     company
("BORROWER"), PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company ("PCM"), and VARDE INVESTMENT PARTNERS, L.P., a Delaware
                      ---
limited  partnership  ("LENDER").
                        ------

                                    RECITALS
                                    --------

     Borrower desires that Lender make one or more Loans to finance Borrower's acquisition(s) of certain assets from various sellers.

     Lender is willing to make the Loans, up to an aggregate original principal amount of Twenty- five Million Dollars ($25,000,000), subject to the terms and conditions herein set forth.

     In consideration of the foregoing premises and the agreements hereinafter set forth, Borrower and Lender agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

     For purposes of this Loan Agreement, the following terms shall have the following meanings:

     "ACCELERATION NOTICE" shall have the meaning set forth in Section 9.3.
      -------------------

     "ACCOUNT   DOCUMENTS"  shall   mean   customer   agreements,   notes,
      -------------------
     security agreements, financing statements, leases, Certificates of Title, Chattel Paper, Instruments, documents, agreements, and such other evidences of indebtedness or documents and electronic tapes relating to the Assets in the Portfolios.

     "AFFILIATE"  shall mean, as to any Person, any other Person which, directly
      ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. In any event, Borrower and PCM are "Affiliates" of each other.

     "ASSETS"  shall  mean  non-performing  consumer  debt  obligations
      ------
     consisting principally of distressed or delinquent obligations, that are identified in a Proposal and are made subject to the Loan Documents, and including any amendments, modifications, replacements or renewals of such consumer debt obligations.

     "ASSET PURCHASE AGREEMENT" shall mean an agreement under which Borrower has
      ------------------------
     purchased  Assets  from  an  Asset  Seller.

     "ASSET SELLER" shall mean the Person from whom Borrower acquires Assets.
      ------------

     "ASSIGNMENT  OF  SERVICING AGREEMENT" shall mean a collateral assignment of
      -----------------------------------
     the Servicing Agreement executed by Borrower and Servicer for the benefit of Lender, in the form attached hereto as Exhibit G

     "BANK" shall mean Comerica Bank.
      ----

     "BLOCKED  ACCOUNT  AGREEMENT"  means the agreement among the Bank, Borrower
      ---------------------------
     and Lender which governs the administration of the Control Account as a blocked account.

     "BORROWER  CONTINGENT  PERCENTAGE" shall  have  the  meaning  set  forth
      --------------------------------
     in  the  Proposal.

     "BORROWER'S CONTINGENT PAYMENT" shall mean, with respect to a Portfolio,
      -----------------------------
     the amount retained by Borrower from Gross Receipts pursuant to subsection 3.4(h).

     "BORROWER'S CONTINGENT PAYMENT VALUE" shall have the meaning set forth in
      -----------------------------------
     Section  3.7.

     "BORROWER'S  CONTRIBUTION"  shall  mean  with  respect  to  a  particular
      ------------------------
     Portfolio, the sum of (a) Borrower's financial contribution toward payment of the Total Cost with respect to the related Portfolio, and (b) any amounts other than Gross Receipts from such Portfolio which are applied to a Portfolio Shortfall Amount with respect to such Portfolio pursuant to
     Section  3.5.

     "BORROWING DATE" with respect to any Loan shall mean the date of funding of
      --------------
     such  Loan.

     "BUSINESS  DAY"  shall  mean  any day other than a Saturday or Sunday, or a
      -------------
     date on which Lender or commercial banks in the State of Minnesota generally are closed for regular business.

     "CERTIFICATE OF TITLE" shall mean any "certificate of title," as such term
      --------------------
     is  defined  in  the  Code,  now  owned  or hereafter acquired by Borrower.

     "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in
      -------------
     the  Code,  now  owned  or  hereafter  acquired  by  Borrower.

     "CLOSING  FEES  AND  EXPENSES"  shall  mean  the costs of perfection, legal
      ----------------------------
     expenses and the other fees and expenses agreed upon by Lender and Borrower for each Loan to be paid on the applicable Borrowing Date and which shall be included in the Total Cost of each Portfolio.

     "CODE"  means  the  Uniform  Commercial Code as the same may, from  time to
      ----
     time, be enacted and in effect in the State of Minnesota; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted from time to time and in effect in a jurisdiction other than the State of Minnesota, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "COLLATERAL" shall have the meaning set forth in the Security Agreement.
      ----------

     "COMMITMENT"  shall  mean  Lender's  written  acceptance  of  a  Proposal
      ----------
     including any additional terms that Lender may require as a condition to making the requested Loan, substantially in the form of Exhibit C hereto.

     "CONTINGENT PAYMENT VALUE" shall have the meaning set forth in Section 9.3.
      ------------------------

     "CONTROL ACCOUNT" shall mean the account at the Bank established solely for
      ---------------
     the purpose of (i) receiving daily sweep deposits from the Post Office Box,
     (ii) receiving periodic deposits from Servicer related to payments on the Collateral, and (iii) distributing amounts per Lender's instructions pursuant to Sections 3.3 and 3.4.

     "DEFAULT RATE" shall mean a rate that is four percent (4%) above the Note
      ------------
     Rate.

     "DISTRIBUTION DATE" shall mean the tenth (10th) Business Day of each
      -----------------
     calendar  month  beginning  the  first  month following the Borrowing Date.

     "EQUITY  RETURN"  shall  mean,  with  respect  to  Borrower's  Contribution
      --------------
     in a Portfolio, an annual return specified in the related Proposal, which shall accrue on the outstanding balance of Borrower's Contribution in the related Portfolio, on a daily basis and which shall be added to such outstanding balance on the last day of the prior month to the extent that Gross Receipts are not available for payment thereof on such Distribution Date pursuant to Section 3.4(f).

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 9.1.
      ----------------

     "FACILITY TERMINATION DATE" shall mean June 10, 2009 or any earlier
      -------------------------
     termination of this Loan Agreement in accordance with its terms.

     "FIXED INTEREST" shall have the meaning set forth in Section 2.7.
      --------------

     "FORWARD FLOW AGREEMENT" shall mean an Asset Purchase Agreement pursuant to
      ----------------------
     which Borrower purchases a series of Portfolios over a fixed period of time at a fixed price.

     "GOVERNING STATE" shall mean the State of Minnesota.
      ---------------

     "GROSS RECEIPTS" shall mean all payments made by Obligors on account of the
      --------------
     Collateral, together with any other collections, income, interest, principal, penalties, late fees, extension fees, prepayment fees, or other fees on account of the Collateral, any net proceeds from the sale or other disposition of the Collateral, including amounts received from any Asset Seller, all whether collected by Borrower, Servicer or any Subservicer, such that the amounts included in "Gross Receipts" are intended to be absolutely gross and not diminished by any amounts paid or to be paid to any party for costs or services rendered.

     "GUARANTOR" shall mean PCM.
      ---------

     "GUARANTY" shall mean the Guaranty from the Guarantor(s) in the form
      --------
     attached  hereto  as  Exhibit  E.

     "INITIAL APPRAISAL" shall have the meaning set forth in Section 9.3.
      -----------------

     "INSTRUMENT" shall mean any "instrument," as such term is defined in the
      ----------
     Code,  now  owned  or  hereafter  acquired  by  Borrower, wherever located.

     "LENDER  CONTINGENT  PERCENTAGE"  shall  have  the  meaning  set  forth
      ------------------------------
     in  the  Proposal.

     "LENDER'S  CONTINGENT PAYMENT" shall mean, with respect to a Portfolio, the
      ----------------------------
     amount payable by Borrower to Lender from Gross Receipts pursuant to subsection 3.4(h).

     "LENDER'S  CONTINGENT  PAYMENT  VALUE"  shall  have  the  meaning  set
      ------------------------------------
     forth  in  Section  3.7.

     "LIEN"  shall  mean  a  lien,  security  interest,  pledge,  hypothecation,
      ----
     collateral assignment, charge, encumbrance, or other right or claim of any Person other than an unfiled lien for tax accrued but not yet payable

     "LOAN" shall have the meaning set forth in Section 2.1.
      ----

     "LOAN  DOCUMENTS"  shall mean this Loan Agreement, the Servicing Agreement,
      ---------------
     the Security Agreement, the Blocked Account Agreement and all Notes, the Guarantees, Assignments of Servicing Agreement, and other documents, instruments or certificates delivered pursuant hereto or in connection herewith.

     "MATERIAL ADVERSE EFFECT "   shall   mean,   with   respect   to   any
      -----------------------
     event  or  circumstance,  a  material  adverse  effect  on:

          (a) the ability of Borrower (or applicable party, as the context requires) to perform its obligations with respect to any Loan or under any Loan Document to which it is a party;

          (b)  the validity or enforceability of any Loan Document;

          (c) the status, existence, perfection, priority, or enforceability of any lien or security interest granted to Lender pursuant to the Loan Documents; or

          (d) the validity, enforceability or collectibility of the Assets, taken as a whole.

     "MATURITY  DATE"  shall  mean the maturity date for principal and any other
      --------------
     accrued but unpaid amounts on each Loan, which shall be the earlier of (i) the date twenty-four (24) months following the applicable Borrowing Date or
     (ii)  the date of acceleration of the related Note pursuant to Section 9.2.

     "MAXIMUM PRINCIPAL BALANCE" shall mean an amount, expressed as a percentage
      -------------------------
     of the original Loan balance, by which the outstanding Loan balance must be reduced to at various points in time. The "Maximum Principal Balance" specified in the respective Note will be controlling, but such amounts will be based on an agreed upon default amortization level that approximates the payment in full of all amounts due under Section 3.4(a) through and including 3.4(e). The default amortization level will be arrived at by solving for the liquidation rate that meets the requirements of the preceding sentence while keeping the timing of collections the same as assumed by Borrower upon the purchase of the respective Portfolio.

     "NET  RECEIPTS"  shall  mean Gross Receipts, less (i) net proceeds from the
      -------------
     sale of a Portfolio or any portion thereof (such net proceeds being the gross sale proceeds, less any approved costs incurred to third parties in connection with the sale), (ii) any repayments received from any Asset Seller on account of a repurchase of Assets pursuant to the Asset Purchase Agreement, (iii) any other payment made by an Asset Seller to Borrower in connection with a breach by the Asset Seller under the Asset Purchase Agreement, and (iv) any Protective Advances.

     "NOTE" shall mean a promissory note substantially in the form of  Exhibit D
      ----
     hereto  evidencing  a  Loan.

     "NOTE RATE" shall mean the interest rate specified in the related Proposal.
      ---------

     "NOTICE" shall have the meaning contained in Section 10.14.
      ------

     "OBLIGOR"   shall   mean   each   signer,   co-signer,   guarantor   or
      -------
     other  person  responsible  for  payment  of  an  Asset.

     "PCM" shall have the meaning first set forth above.
      ---

     "PERSON"  shall  mean  any  natural  person,  limited  liability  company,
      ------
     corporation, partnership, joint venture, firm, association, trust, unincorporated organization, governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

     "PORTFOLIO"  shall mean each pool or grouping of Assets purchased from time
      ---------
     to time by Borrower from an Asset Seller and any other related Collateral, which is financed in part by a Loan from Lender.

     "PORTFOLIO  BUDGET" shall mean a strategic budget developed by Borrower and
      -----------------
     Servicer and approved by Lender for each Portfolio of Assets, representing Borrower's good faith estimate of the projected cash inflows and outflows including, but not limited to, Gross Receipts, Protective Advances and Servicing Fees.

     "PORTFOLIO PREPAYMENT SCHEDULE" shall have the meaning set forth in Section
      -----------------------------
     3.7.

     "PORTFOLIO SHORTFALL AMOUNT" shall have the meaning set forth in Section
      --------------------------
     3.5.

     "POST OFFICE BOX" shall mean an address used solely for the purpose of
      ---------------
     receiving  payments  from  Obligors  on  the  Assets  serviced by Servicer.

     "PREPAYMENT NOTICE DATE" shall have the meaning set forth in Section 3.7.
      ----------------------

     "PREPAYMENT OFFER" shall have the meaning set forth in Section 3.7.
      ----------------

     "PREPAYMENT OPTION" shall have the meaning set forth in Section 3.7.
      -----------------

     "PROPOSAL" shall mean a written proposal from Borrower to Lender requesting
      --------
     a Loan in connection with Borrower's purchase of a particular Portfolio (or a series of Portfolios pursuant to a Forward Flow Agreement), substantially in the form of Exhibit B hereto.

     "PROTECTIVE ADVANCE" shall mean certain payments, approved by the Lender,
      ------------------
     and made by Servicer or Borrower for the purpose of preserving the value of any

     Collateral, including, without limitation, payments of arbitration and/or litigation filing fees, and payment of any court fees related to the Collateral.

     "PROTECTIVE  ADVANCE  LIMIT"  shall  mean,  with  respect  to  each
      --------------------------
     Portfolio, an amount agreed to by Borrower and Lender, which amount shall be the maximum cumulative amount that Borrower (or Servicer) may expend on Protective Advances for such Portfolio without Lender's prior approval.

     "QUALIFIED  ASSIGNEE"  shall mean (i) a financial institution that is not a
      -------------------
     direct business competitor of PCM with total assets of at least $100,000,000, or (ii) an assignee that is an accredited investor as that term is defined in Regulation D under the Securities Act of 1933, as amended, and is not a business competitor of PCM that gives substantially all decision- making authority with respect to this Agreement to Varde Partners, Inc. or one of its Affiliates.

     "QUALIFIED PORTFOLIO" shall mean one or more Assets acquired or proposed to
      -------------------
     be acquired in one transaction by PCM, any Affiliate of PCM, or any principal of PCM or its Affiliates.

     "REMITTANCE  REPORT"  shall  mean  a  report  submitted  monthly  by
      ------------------
     Servicer to Borrower and Lender (i) listing deposits into and disbursements out of the Control Account, (ii) calculating all Servicing Fees due Servicer for the period covered by such report, and (iii) showing all other amounts payable pursuant to Section 3.4. All such amounts shall be identified by Portfolio.

     "SECURITY AGREEMENT" shall mean the Security Agreement substantially in the
      ------------------
     form  of  Exhibit  F  attached  hereto.

     "SERVICER"  shall  mean  PCM,  or  its  successor  under  the  Servicing
      --------
     Agreement  between  Borrower,  as  owner,  and  PCM,  as  servicer.

     "SERVICER  TERMINATION  EVENT"  shall  mean  an  event  or  circumstance
      ----------------------------
     that  is grounds for termination of Servicer under the Servicing Agreement.

     "SERVICING  AGREEMENT"  shall  mean  the  agreement  between  Borrower  and
      --------------------
     Servicer, initially in the form of Exhibit H hereto and otherwise in form and containing such terms as may be required by and acceptable to Lender in its sole and absolute discretion, relating to the collection and servicing of the Portfolios.

     "SERVICING FEES" shall mean an agreed upon fee for each Portfolio as
      --------------
     specified in the Proposal, expressed as a percentage, and payable with respect to Net Receipts.

     "SUBSERVICER"  shall  mean  any  subservicer  engaged  for  the  purpose of
      -----------
     advising Servicer or performing collections, or any other party performing Servicer's obligations under the Servicing Agreement (whether by delegation or designation from Servicer or otherwise). Attorneys (other than in-house counsel) engaged for the purpose of collections are deemed to be Subservicers.

     "THIRD APPRAISAL" shall have the meaning set forth in Section 9.3.
      ---------------

     "TOTAL  COST" shall mean, for  each Portfolio, the sum of the following, as
      -----------
     more particularly specified in the related Proposal: (i) Borrower's purchase price therefore, (ii) an agreed- upon amount of Closing Fees and Expenses relating to the closing of the related Loan, (iii) Lender's third party due diligence costs with respect to the Portfolio (unless Borrower pays such costs directly at closing), (iv) an agreed upon allocation of closing fees, legal expenses and other costs incurred by Borrower and Lender in connection with negotiating and preparing the initial Loan Documents, and (v) an agreed upon allocation of ongoing professional expenses incurred by Borrower at Lender's request in connection with the administration of this Agreement, including, but not limited to, the cost of auditing of Borrower.

     "UNDERPERFORMING  PORTFOLIO" shall mean a Portfolio which has been owned by
      --------------------------
     Borrower for not less than six months, has underperformed such that it has generated Portfolio Shortfall Amounts and which is not reasonably expected to generate any Lender's Contingent Payments.


                                    ARTICLE II
                                    THE LOANS
                                    ---------

     Section  2.1    TheLoans.  Subject  to  the  terms and conditions set forth
                     --------
herein, Lender agrees to make one or more loans up to an aggregate original principal amount of Twenty- five Million Dollars ($25,000,000) (each, a "LOAN" and collectively, the "LOANS"), in order to finance Borrower's
 ----                             -----
acquisition(s) of Assets; provided, however, that the determination to make any Loan is within Lender's sole and absolute discretion, and further provided, that, unless otherwise agreed in writing, in no event will Lender make a Loan from and after the Facility Termination Date. The Loans will not be made on a revolving basis.

     Section 2.2    Procedures for Loan Advances.

          (a)  Proposals.  Borrower shall request each Loa n (or series of
               ---------
     Loans, in the case of a Forward Flow Agreement) by presenting a Proposal to Lender.

          (b)  Commitments.  Lender  shall have up to five (5) calendar days (or
               -----------
     such lesser number of days as the parties may agree upon based on the circumstances of the Proposal) from the receipt thereof, to accept or reject the Proposal. If Lender accepts the Proposal, such acceptance shall be in the form (and only in the form) of a Commitment. If Lender does not respond within five (5) calendar days after Lender's receipt of the Proposal (or such lesser number of days as the parties may agree upon based on the circumstances of the Proposal), Lender shall be deemed to have rejected the Proposal. All Loans from Lender to Borrower shall be made at Lender's sole and absolute discretion, and Lender may decline to accept any Proposal (other than a Proposal that is related to a Forward Flow Agreement that is then already subject to a Commitment) for any reason or for no reason. In the case of a Forward Flow Agreement that is the subject of a Commitment, so long as no default has occurred and is continuing (hereunder or under the related Commitment) and subject to the conditions precedent to advances contained herein, Lender agrees to make advances of the respective Loan to finance all of Borrower's purchases of Assets under such Forward Flow Agreement, unless and until (x) there is, in Lender's reasonable judgment, a material change in the quality of the Assets proposed to be acquired by Borrower, as more particularly set forth in such original Forward Flow Agreement and (y) Lender gives Borrower prior written notice of Lender's decision to not make a Loan with respect to the purchase of a particular Portfolio under such Forward Flow Agreement not later than the lesser of (i) thirty (30) days after Lender's receives the respective request for a Loan or (ii) the time allowed by the applicable Forward Flow Agreement. Lender shall have no obligation to make any Loan except pursuant to and in accordance with the terms and conditions of a written Commitment made to Borrower with respect to a specific Portfolio or, in the case of a Forward Flow Agreement, the Portfolios subject thereto.

     Section  2.3   The Notes.  Each  Loan  shall  be  evidenced  by a Note duly
                    ---------
     executed by Borrower. Each Note shall bear interest from the applicable Borrowing Date, represent a borrowing from the Borrowing Date, be issued in registered form, be payable and be secured as provided therein and herein and shall mature on the respective Maturity Date. Borrower shall maintain, or cause to be maintained a register in the form attached as Exhibit A.

     Section  2.4   Financed Amount.  Lender  will  not  make  any  Loan  in  an
                    ---------------
original principal amount greater than SEVENTY-FIVE PERCENT (75.0%) of the Total Cost of the related Portfolio. Borrower shall be required to make Borrower's Contribution on or before the Borrowing Date.

     Section  2.5    Closing Fees and Expenses.  Borrower shall  be  responsible
                     -------------------------
for payment of the agreed upon Closing Fees and Expenses with respect to each Loan, as set forth in the respective Proposal. In the event that a Portfolio is financed by Lender hereunder, Borrower may finance the payment of such expenses by including them in the Total Cost of the Portfolio. In addition, Lender may agree in its sole discretion to permit Borrower to finance such expenses by allocating portions of such expenses to the Total Cost of future Portfolios.

     Section  2.6    Conditions to Loan Advances; Loan Closings.   This   Loan
                     ------------------------------------------
Agreement shall be effective upon its full execution and delivery by Borrower and Lender; provided, however, that the obligation of Lender to
                        --------   -------
advance  any  Loan  hereunder
is subject in each case to the satisfaction or waiver of the following conditions precedent on or before the applicable Borrowing Date:

          (a)  Conditions to Initial Loan Advance.  The obligation of Lender  to
               ----------------------------------
     advance the initial Loan hereunder is subject in each case to the satisfaction or waiver of the following conditions precedent on or before the applicable Borrowing Date:

     (i)       Loan Documents.  All  of  the  Loan  Documents  shall  have  been
               --------------
               fully executed on behalf of the applicable parties, including, without limitation, the Security Agreement, the Servicing Agreement, the Assignment of Servicing Agreement, the Guaranty, and a Note with respect to such Loan.

     (ii)      Certified Resolutions. Borrower, Servicer and any Guarantors that
               ---------------------
               are legal entities shall have delivered to Lender certified copies of resolutions or other evidence of corporate, member or partner action authorizing the execution, delivery and performance of the respective Loan Documents (including the borrowing of Loans subsequent to the initial Loan) and the acquisition of Portfolios (including Portfolios with respect to Loans subsequent to the initial Loan).

     (iii)     Opinions.  At  the  commencement  of this Agreement, Lender shall
               --------
               have received opinions from Borrower's, Servicer's and Guarantors' counsel regarding the existence of Borrower, Guarantor (if such Guarantor is a legal entity) and Servicer, their organizational authority to enter into the respective Loan Documents, the enforceability of the respective Loan Documents and, from Borrower's counsel, the creation and perfection of Lender's security interest in the Collateral.

     (iv)      Financing Statements. Lender shall have received evidence o f the
               --------------------
               filing of UCC-1 financing statements with the Secretary of State of the state of Borrower's organization with respect to the Collateral, naming Borrower as debtor and Lender as secured party with respect to the Collateral.

     (v)       Borrower and Servicer Organizational Documents. Lender shall have
               ----------------------------------------------
               received the following with respect to Borrower, Servicer and any Guarantor that is a legal entity: (A) recent Good Standing Certificate issued by the Secretary of State of such party's state of organization, (B) articles of incorporation, certificate of partnership or articles of organization, as the case may be, as amended, certified by the Secretary of State of such parties state of organization, and (C) current by-laws, partnership agreement or operating agreement, as the case may be, certified by an authorized officer, partner, member or manager, as the case may be, of such entity.

     (vi)      Evidence  of  Insurance  Coverage.  Lender  shall  have  received
               ---------------------------------
               evidence of the insurance coverage required to be maintained by Borrower pursuant to this Agreement.

          (b)  Conditions to All Advances.  The  obligation of Lender to advance
               --------------------------
     each Loan hereunder is subject in each case to the satisfaction or waiver of the following conditions precedent on or before the applicable Borrowing
     Date:

     (i)       Proposal and Commitment.  Borrower shall have delivered to Lender
               -----------------------
               a Proposal relating to the requested Loan, duly executed by an authorized officer, and the Proposal shall have been accepted and agreed to by Lender by the issuance of its Commitment.

     (ii)      Note.  Borrower shall have executed and delivered to Lender a
               ----
               Note  with  respect  to  such  Loan.

     (iii)     Asset  Purchase  Agreement  Documentation.  Lender  shall  have
               -----------------------------------------
               received all information and copies of all documents relating to the respective Asset Purchase Agreement as Lender shall reasonably request.

     (iv)      Portfolio Budget.  Borrower shall have delivered to Lender the
               ----------------
               Portfolio  Budget  for  the  applicable  Portfolio.

     (v)       No Default. As of such Borrowing Date, there shall exist no Event
               ----------
               of Default and no condition, event or act which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

     (vi)      Representations  and  Warranties.  All  representations  and
               --------------------------------
               warranties of Borrower and Servicer contained herein shall be true and correct in all material respects on such Borrowing Date, with the same force and effect as though such representations and warranties had been made at such time except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties will be true and correct in all material respects as of such earlier date or, in the case of financial statements, shall refer to the financial statements last delivered to Lender.

     (vii)     Acquisition of Portfolio by Borrower.  Borrower  shall  have
               ------------------------------------
               demonstrated to Lender's reasonable satisfaction that the Asset Seller and Borrower will be unconditionally obligated to perform their respective obligations under the Asset Purchase Agreement upon receipt of the Loan proceeds. Promptly after each closing with an Asset Seller, Borrower will use reasonable efforts to file a UCC financing statement with respect to the sale of the related Collateral by the Asset Seller to Borrower in the appropriate filing jurisdiction. Borrower will furnish Lender with a copy of such filing when it is available and will provide such other evidence of the transfer of Assets to Borrower as is reasonably requested by Lender after the related Borrowing Date.

     (viii)    Delivery  of  Documents.  Borrower  shall  have  delivered  to
               -----------------------
               Lender, or Lender's agent, the original copies of all Account Documents relating to the Assets in such Portfolio then in its possession that are Chattel Paper or Instruments, and will immediately deliver (or cause the Asset Seller to deliver) upon its receipt (or right to receive) any additional Account Documents that are Chattel Paper or Instruments as may be reasonably requested by Lender; provided, however, that all such Instruments must be delivered to Lender or Lender's agent within the time necessary for Lender to obtain a first priority perfected purchase money security interest therein. For all Assets subject to a Certificate of Title or similar title documents, Borrower will deliver all original title documents to Lender on the date of purchase of such Portfolio or as soon as possible thereafter but in no event later than five (5) days following such date of purchase. To the extent that Servicer holds any such Chattel Paper, Instruments, or Certificates of Title, Servicer shall hold them in a custodial capacity as bailee for Lender.

     (ix)      Compliance  with  Agreements.  Borrower  shall  have  otherwise
               ----------------------------
               complied with all of the terms and conditions of the Loan Documents.

     (x)       Assignment of Portfolio by Borrower.  If an Affiliate of Borrower
               -----------------------------------
               has executed an Asset Purchase Agreement, Borrower shall have received an assignment of the Asset Purchase Agreement and the Portfolio in form satisfactory to Lender.

     (xi)      Borrower's Contribution.  Prior to or contemporaneously with  the
               -----------------------
               closing  of  a  Loan,  Borrower  shall  have  funded  Borrower's
               Contribution  of  not  less  than  25%  of  the  Total  Cost.

     (xii)     Asset  Information.    Borrower  shall  have  provided  Lender
               -------------------
               sufficient information to allow Lender to actively participate in the underwriting and pricing of the Portfolio, including but not limited to, information provided to Borrower by Asset Sellers related to the Assets, internally generated stratifications and analyses of the Assets, portfolio write-ups prepared by Borrower, key assumptions used in projecting future cash flows of the Assets, historical financial information on the Assets and proposed Asset Purchase Agreements.

               (c)  Closing.  Unless otherwise agreed by Borrower and Lender, it
                    -------
     is expected that the negotiation of the Loan Documents and the closing of each Loan will take place by telephone and exchange of documents through mail or other services, but the closing will be deemed to take place in Minneapolis, Minnesota. The closing of each Loan will occur upon the funding of the Loan following satisfaction of the conditions precedent set forth in this Section 2.6.

     Section  2.7    Interest on Loans.  In addition to Borrower's obligation to
                     -----------------
pay the Contingent Payments, Borrower hereby agrees to pay interest ("FIXED INTEREST") on the unpaid principal balance of each Loan for the period commencing on the Borrowing Date for such Loan and continuing thereafter until the Loan is paid in full, in accordance with the following:

          (a) Prior to the occurrence of an Event of Default, the outstand ing principal balance of each Loan shall bear Fixed Interest in arrears at an annual rate at all times equal to the Note Rate.

          (b) Fixed Interest shall be payable monthly on each Distribution Date with respect to the prior calendar month; provided, however, that if Gross Receipts from the related Portfolio on the first two (2) Distribution Dates following the Borrowing Date with respect to a Loan are insufficient to pay the Accrued Fixed Interest, such accrued but unpaid Fixed Interest shall be added to the principal amount of the respective Note, effective as of the last day of the prior month. BEGINNING ON THE THIRD (3RD) DISTRIBUTION DATE FOLLOWING THE BORROWING DATE FOR SUCH LOAN, FIXED INTEREST (INCLUDING ANY ACCRUED BUT UNPAID FIXED INTEREST) SHALL BE PAYABLE MONTHLY ON EACH DISTRIBUTION DATE WITH RESPECT TO THE PRIOR CALENDAR MONTH, NOTWITHSTANDING THE ADEQUACY OF GROSS RECEIPTS AS APPLIED PURSUANT TO SECTION 3.4.

               (c) From and after the occurrence of an Event of Default and continuing thereafter until such Event of Default shall be remedied to the written satisfaction of Lender, the outstanding principal balance of each Loan shall bear interest at an annual rate equal to the Default Rate.

     Section 2.8    Computation of Interest. Fixed Interest accruing on each
                    -----------------------
Loan shall be computed on the basis of the actual number of days elapsed in a year of three hundred and sixty (360) days. Subject to Section 2.7(a), interest shall accrue on the outstanding principal balance of each Loan on a daily basis and shall be added to principal of the outstanding Loan on each Distribution Date if not paid when due and payable.

     Section  2.9    Savings Provision.  All  agreements  between  Borrower  and
                     -----------------
Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible amount under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of any other Loan Document at any time given shall exceed the maximum permissible amount under applicable law, then the obligation to be fulfilled shall automatically be reduced to an amount which complies with applicable law, and if from any circumstances Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender and shall also be binding upon and available to any subsequent holder of a Note.

     Section 2.10    Right of First Refusal.
                     ----------------------

          (a)  Grant of Right of First Refusal to Finance Certain Qualified
               ------------------------------------------------------------
     Portfolios. In consideration of the representations and covenants of Lender
     ----------
     contained in this Agreement and in particular in this Section 2.10, PCM hereby grants Lender the right of first refusal to finance any Qualified Portfolio acquired by PCM, any Affiliate of PCM, or any principal of PCM or any of its Affiliates that have a total cost of $500,000 or more. For the purposes of calculating "total cost" in the preceding sentence, all purchases under Forward Flow Agreements will be aggregated as if the total credit obligations purchased thereunder represent a single portfolio.

          (b)  Certificate Regarding Monthly Purchases.  PCM  will  furnish  to
               ---------------------------------------
     Lender, no later than ten (10) days after each month-end, a list of all Qualified Portfolios acquired by PCM, any Affiliate of PCM, or any principal of PCM or any of its Affiliates during the previous month which were not financed by Lender, together with copies of purchase agreements pursuant to which such Qualified Portfolios were acquired (which purchase agreements may be redacted to remove the name of the seller thereunder). Such list shall be certified by an officer of PCM as to its completeness and shall specify the following pieces of information for each Qualified
     Portfolio: name of the purchaser; the date of closing; and the purchase price (in dollars). Lender agrees to keep any such information received by Lender hereunder strictly confidential as provided for in Section 9.4 of this Agreement.

This Section 2.10 shall not be construed to limit in any manner Lender's discretion with respect to the making of Loan.


                                   ARTICLE III
                                 LOAN REPAYMENT
                                 --------------

     Section  3.1    Payment of Principal and Interest on Loans.  Interest
                     ------------------------------------------
accruing on a Loan shall be payable in arrears on the next occurring Distribution Date for the related Portfolio. The unpaid principal of each Loan shall be finally due and payable on the Maturity Date for such Loan, as specified in the Note evidencing payment of such Loan. In addition, each Loan shall be subject to mandatory principal payment on each Distribution Date for the related Portfolio in an amount equal to the Gross Receipts available for such prepayment on such date, as provided in Section 3.4. EXCEPT AS PROVIDED IN
SECTION 3.7, NO PREPAYMENTS WILL BE PERMITTED UNLESS ACCEPTED BY LENDER IN ITS SOLE AND ABSOLUTE DISCRETION OR UNLESS NECESSARY (AND ONLY TO THE EXTENT NECESSARY) TO REDUCE THE OUTSTANDING PRINCIPAL BALANCE OF A LOAN TO THE MAXIMUM PRINCIPAL BALANCE FOR SUCH LOAN TO THE EXTENT THAT SUCH MAXIMUM PRINCIPAL BALANCE

IS NOT OTHERWISE ACHIEVED AS OF THE RELEVANT TARGET DATE SET OUT IN THE NOTE EVIDENCING THE LOAN.

     Section 3.2    Contingent Payments.  Borrower  agrees  to  pay  to  Lender
                    -------------------
the Contingent Payment with respect to each Portfolio, payable on each Distribution Date for such Portfolio in an amount equal to that portion of the Gross Receipts available for payment thereof on such date under subsections 3.4(h). Neither payment in full of the principal amount of any Loan made in respect of a Portfolio nor the expiration or earlier termination of the loan facility contemplated by this Agreement shall in any way affect the obligation of Borrower to pay to Lender the Contingent Payment with respect to such Portfolio as provided herein, and Lender shall continue to have a security interest in all Loan Collateral as security for Borrower's obligation to make such Contingent Payments. Borrower and Lender agree that all Contingent Payments with respect to a Portfolio will be treated as interest for United States federal income tax purposes.

     Section 3.3    Administration of Collateral and Gross Receipts.
                    -----------------------------------------------

          (a)  Payment  and Receipt Processing.  Borrower will instruct Obligors
               -------------------------------
     to submit payments directly to the Post Office Box. Payments received in the Post Office Box will be identified and processed daily by Servicer. Servicer will use its best efforts to deposit amounts received from Obligors on a daily basis into the Control Account (but in no event shall such payments be deposited later than the first Business Day after such amounts are received in the Post Office Box). Any and all other Gross Receipts obtained by Borrower or Servicer from parties other than Obligors (e.g., sale or repurchase proceeds, etc.) shall be deposited directly into the Control Account no later than the next Business Day after receipt by Servicer.

          (b)  Remittance  Report.  At  least  three (3) Business Days  prior to
               ------------------
     each Distribution Date, Servicer will provide Lender with a Remittance Report together with applicable bank reconciliations and other supporting materials sufficient to allow Lender to confirm that such Remittance Report is correct. Upon receipt of the Remittance Report and receipt of confirmation by Lender that the amounts are correct, Lender will direct the Bank to disburse funds in accordance with the (approved) Remittance Report using amounts then residing in the Control Account.


     Section 3.4    Distribution of Gross Receipts. All amounts deposited into
                    ------------------------------
the Control Account with respect to each Portfolio, together with any interest earned thereon (the "DISBURSEMENT AMOUNT" for such Portfolio) will be
                        --------------------
distributed by the Bank on each Distribution Date in accordance with Lender's instructions, in the following order of priority:

          (a)  first, to the Bank, any fees due for its services; then
               -----

          (b)  second,  to  Servicer,  an  amount  equal  to  any  funds
               ------
     improperly  deposited  to  the  Control  Account;  then

          (c)  third,  to  Servicer,  an  amount  equal  to  all  Servicing
               -----
     Fees and unreimbursed Protective Advances relating to such Portfolio, together with any such amounts unpaid in prior months; then

          (d)  fourth,  to  Lender  an  amount  equal  to  all  accrued  and
               ------
     unpaid  interest  on  the  related  Loan  for  such  Portfolio;  then


          (e)  fifth, to Lender, the unpaid principal balance of the related
               -----
     Loan;  then

          (f)  sixth, to Borrower, its Equity Return for such Portfolio; then
               -----

          (g)  seventh,   to   Borrower,   the   unpaid   balance   of
               -------
     Borrower's Contribution for such Portfolio; and then


          (h)  eighth,  the  Lender  Contingent  Percentage  of  the  remainder
               ------
     to Lender and the Borrower Contingent Percentage of the remainder to Borrower.

     Section 3.5    Portfolio  Shortfalls.    If  as  of  any  Distribution
                    ---------------------
Date, (after allocatio n of Gross Receipts pursuant to Section 3.4) the Gross Receipts collected with respect to a Portfolio are insufficient to pay (A) all accrued and unpaid interest to Lender on the related Loan as and when the same shall have become due and payable and (B) outstanding principal of the related Loan as and when the same shall become due and payable, then the amount of any such deficiency (herein, each an "PORTFOLIO SHORTFALL AMOUNT") must be paid from
                                  --------------------------
either (a) a contribution from Borrower which will be added to Borrower's Contribution for such underperforming Portfolio, or (b) amounts due and payable to Borrower under Section 3.4 with respect to a performing Portfolio (such amounts shall be deemed distributed to Borrower under Section 3.4 for such performing Portfolio and then subsequently added to Borrower's Contribution for the respective underperforming Portfolio). The determination of which Portfolio will be used to make any payment to make up a Portfolio Shortfall Amount pursuant to (b) of the preceding sentence shall be made by Lender in its sole and absolute discretion.

     Section 3.6    Protective Advance Limit.  Notwithstanding anything to the
                    ------------------------
contrary, a Borrower, Servicer, or any Subservicer shall be entitled to a reimbursement for a Protective Advance from Gross Receipts only to the extent that the amount of the Protective Advance for which payment or reimbursement is sought, when added to all Protective Advances previously paid for the respective Portfolio, is less than the Protective Advance Limit for such Portfolio.

     Section 3.7    Prepayment.
                    ----------

     (a)  Certain Definitions.  The following terms have the following meanings:
          -------------------

          (i)   "PREPAYMENT OFFER" shall mean written notice from Borrower to
                 ----------------
     Lender relating to a Loan with respect to which all principal and Fixed Interest have been paid in full, given no earlier than the date that is six
     (6)  full  months
     after the respective Maturity Date, that Borrower desires to initiate the Prepayment Option with respect to such Loan.

          (ii)      "PREPAYMENT NOTICE DATE" shall mean the date on which Lender
                     ----------------------
     receives  notice  of  the  Prepayment  Offer  pursuant to subparagraph (i).

     (b)  Prepayment Option Procedures.
          ----------------------------

          (i) Within ten (10) Business Days after the Prepayment Notice Date, Borrower shall deliver to Lender a schedule setting forth in detail its written good faith estimate of the future net cash flows from the respective Portfolio as of the Prepayment Notice Date (the "PORTFOLIO
                                                                       ---------
     PREPAYMENT  SCHEDULE").  The  Portfolio Prepayment Schedule shall also show
     --------------------
     the present value of the Lender's Contingent Payment with respect to such Loan (the "LENDER'S CONTINGENT PAYMENT VALUE") and the present value of the
                ----------------------------------
     Borrower's Contingent Payment (the "BORROWER'S CONTINGENT PAYMENT VALUE").
                                         -----------------------------------
     The Lender's Contingent Payment Value and the Borrower's Payment Contingent Value must be calculated using the same cash flow and discount rate.

          (ii) Within ten (10) Business Days after Lender's receipt of the Portfolio Prepayment Schedule, Lender shall give notice to Borrower that on a date that is not more than twenty (20) Business Days following the date such notice is given to Borrower (the "PREPAYMENT DATE"), Lender
                                                       ---------------
     will,  at Lender's sole discretion and option (such option, the "PREPAYMENT
                                                                      ----------
     OPTION"),  either:
     ------
               (A) require Borrower to pay Lender the Lender's Contingent Payment Value, as payment in full of Borrower's obligation to pay the Lender's Contingent Payment on account of the respective Assets; or

               (B) purchase or have Lender's designee purchase Borrower's Contingent Payment Value as payment in full of Borrower's Contingent Payment on account of the respective Assets and require Borrower to cause Servicer to enter into an agreement with Lender or Lender's designee to continue to service such Assets for Lender or Lender's designee on substantially the same terms upon which such Assets are then serviced.

          (iii) All payments under this Section 3.7 shall be made in immediately available funds. Following payment of Lender's Contingent Payment Value in accordance with subsection 3.7(b)(ii)(A), all rights and obligations of Lender with respect to the related Collateral and Loan (including all obligations with respect to payment of principal, Fixed Interest, and Lender's Contingent Payment) in connection with the related Note shall terminate. Following payment of Borrower's Contingent Payment Value in accordance with subsection 3.7(b)(ii)(B), all rights and obligations of Borrower with respect to such Portfolio shall terminate.

          (iv) All parties agree to execute, deliver, and file such documents as may be reasonably necessary to evidence the transactions contemplated by subsection 3.7(b)(ii)(A), including, without limitation, the execution, delivery and filing of any lien assignments or termination statements or any other documents reflecting the release of liens or encumbrances granted pursuant to the Security Agreement. All parties agree to execute, deliver, and file such documents as may be reasonably necessary to evidence the transactions contemplated by subsection 3.7(b)(ii)(B), including, without limitation (a) appropriate instruments to transfer
     Borrower's remaining interest in the Portfolio to Lender or Lender's designee.


                                   ARTICLE IV
                                   COLLATERAL
                                   ----------

     To induce Lender to make the Loans and as security for the payment in full by

     Borrower of all amounts due hereunder and under the Notes, Borrower agrees as follows:

          (a)  Security Agreement.   Borrower   shall   execute   and   deliver
               ------------------
     to Lender a Security Agreement pursuant to which Borrower shall assign to and grant Lender a security interest in the Collateral and to keep such security interest continually perfected thereafter. Such Collateral shall secure all liabilities, obligations and indebtedness of Borrower to Lender howsoever created, arising or evidenced, now existing or hereafter at any time created, arising or incurred, including all obligations of Borrower under this Loan Agreement or any other agreements entered into between or among Borrower and Lender.

          (b)  Perfection of Lender's Security Interest. Borrower shall take,
               ----------------------------------------
     and shall cause Servicer to take, all steps necessary to perfect Lender's security interest in the Portfolios and other Collateral, including, without limitation, (i) appropriate notations of Lender's interest on the files constituting the Portfolios and/or on the computer records with respect to the Portfolios, (ii) physical delivery of Account Documents with respect to the Assets that are Chattel Paper or Instruments to Lender or its designated agent as Lender may from time to time reasonably direct, or
     (iii) filing or recording of any assignment, financing statement, notice or other writing. Borrower agrees to execute, acknowledge and deliver all such further and additional instruments and documents, and take such other actions as may be necessary or as Lender or its counsel may reasonably request from time to time in order to preserve, perfect and maintain Lender's rights hereunder and under the Security Agreement.


                                    ARTICLE V
                   BORROWER'S REPRESENTATIONS AND WARRANTIES.
                   ------------------------------------------

     To induce Lender to make Loans under this Loan Agreement, Borrower makes the following representations and warranties, each of which shall survive the execution and delivery of the Loan Documents and shall be deemed to be made as of each

Borrowing Date and shall continue in full force and effect until payment in full by Borrower of all amounts payable hereunder or under the Loan Documents.

     Section 5.1    Corporate Existence and Good Standing.  Borrower is, and
                    -------------------------------------
will continue to be, a duly organized and validly existing limited liability company in good standing under the laws of the State of California with all requisite power and authority to own and operate its property and assets and to conduct the businesses in which it is engaged or proposes to engage. Borrower does business only under the name of "Matterhorn Financial Services LLC"

     Section 5.2    Power  and  Authority.    Borrower  has  all  requisite
                    ---------------------
power and authority to execute, deliver, and carry out the terms and provisions of the Loan Documents and has duly and properly taken all necessary action to permit and authorize the execution, delivery and performance of the Loan Documents. The Loan Documents have been duly authorized, executed and delivered by Borrower, and each constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its respective terms subject to bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditor's rights generally and the effects, if any, of general principles of equity.

     Section 5.3    Compliance with Law and Other Agreements.  Borrower is not
                    ----------------------------------------
in violation of, or in default under, any terms of its Operating Agreement or any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject, or any judgment, decree, order, statut e, rule or governmental regulation applicable to it, which violation or default would have a material adverse effect on Borrower or its ability to perform its duties under the Loan Documents. The execution, delivery, and performance by Borrower of the Loan Documents, the consummation of the transactions contemplated herein or therein and the compliance with the terms and provisions hereof or thereof will not contravene any material provision of law, statute, rule, or regulation to which Borrower is subject or any material judgment, decree, franchise, order, governmental regulation, or permit applicable to Borrower and will not violate, conflict with, or result in any breach of any of the terms, covenants, conditions, or provisions of, or constitute a default under, or result (except as contemplated by this Loan Agreement and the Security Agreement) in the creation or imposition of any lien, mortgage, pledge or encumbrance upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which it or its properties are bound. Borrower or Servicer holds all of the permits, licenses, certificates, consents and other authorizations of applicable governmental entities required by law to own and service the Portfolios.

     Section 5.4    Litigation.   There   are   no   actions,   suits,
                    ----------
proceedings, or investigations pending, or, to the best of Borrower's knowledge, threatened against or affecting Borrower, its property or any of its Affiliates (including but not limited to, Servicer), nor is there any outstanding judgment, order, writ, injunction, decree or award affecting Borrower or its Affiliates before any court or before any federal, state, municipal or other governmental department, commission, board, bureau or agency, which, either separately or in the aggregate, could have a materially adverse effect on the business, assets, properties, prospects or financial condition of Borrower, or which in any manner might impair the Collateral, and Borrower knows of no meritorious basis for any such suit, proceeding, or investigation.

     Section 5.5    Ownership; Liens.  Borrower has not contracted for, created,
                    ----------------
or incurred any Liens upon or granted any security interest in any of the Collateral, except the Liens created pursuant to the Security Agreement.

     Section 5.6    No Materially Adverse Contracts.  Borrower is not obligated
                    -------------------------------
under any contract or agreement or under any law, regulation or decree, which materially and adversely affects its ability to perform its obligations under this Loan Agreement, or which materially and adversely affects the value of the Collateral.

     Section 5.7    Disclosure.  The Loan Documents and the certificates,
                    ----------
exhibits and schedules attached thereto or furnished to Lender by Borrower in connection with the closing of any Loan or Loans, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the best knowledge of Borrower, except as previously disclosed to Lender in writing, there is no fact or condition existing as of the date hereof which materially and adversely affects, or in the future may materially and adversely affect the cond ition (financial or otherwise) of Borrower or the Collateral.

     Section 5.8    Government   Approval.      Except   for   the   filing   of
                    ---------------------
financing statements, or as may be provided in the Asset Purchase Agreements, Borrower is not required to obtain any order, consent, approval or authorization of, or presently required to make any declaration or filing with any governmental authority in connection with, the execution and delivery of the Asset Purchase Agreements and the Loan Documents.

     Section 5.9    Borrower's  and  Servicer's  Collection  History.    The
                    ------------------------------------------------
collection history, experience and past results of Borrower, Servicer and their Affiliates, as represented to Lender by Borrower prior to the date hereof, are true and correct in all material respects, and Borrower has not failed to disclose to Lender any material fact which is necessary to make such representations not misleading.

     Section 5.10   Limited  Authority  over  Control  Account.    Borrower  has
                    ------------------------------------------
no  authority  to  withdraw  funds  from  the  Control  Account.

     Section 5.11   No Omitted Material Facts.  No representation or warranty in
                    -------------------------
this Agreement or in any schedule, statement or other document furnished or to be furnished to Lender pursuant hereto or in connection with the transactions contemplated hereby knowingly contains or will contain any untrue statement of a material fact or knowingly omits or will knowingly omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

                                   ARTICLE VI
                    LENDER'S REPRESENTATIONS AND WARRANTIES.
                    ----------------------------------------

     Lender makes the following representations and warranties, each of which shall survive the execution and delivery of the Loan Documents and shall be deemed to be incorporated into each Commitment and made as of each Borrowing Date and shall continue in full force and effect until payment in full by Borrower of all amounts payable hereunder or under the Loan Documents.

     Section 6.1     Limited Distribution.  Lender is acquiring the Notes solely
                     --------------------
for its own account and not with a view to or for sale in connection with a distribution, except that Lender intends to sell participation interests in the Loan to Affiliates of Lender that are "accredited investors" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Except as provided in the preceding sentence, Lender does
 ---------------
not have a present intention to sell the Notes, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Notes to or through any person or entity.

     Section 6.2     Accredited Investor.  Lender is an "accredited investor" as
                     -------------------
defined  in  the  Securities  Act.

     Section 6.3     Lender  Compliance  with  Securities Laws.  In each case in
                     -----------------------------------------
which  Lender  or  its  Affiliates  have  sold  securities   evidencing  an
ownership or other participatory interest in Lender, Lender has complied in all material respects with the requirements of the Securities Act and applicable state securities laws, and all such sales have either been registered in accordance with such laws or been conducted in accordance with an exemption therefrom. In each case in which Lender or its Affiliates have transferred securities owned by Lender, Lender and such Affiliates have complied in all material respects with the requirements of the Securities Act and applicable state securities laws, and all such sales have either been registered in accordance with such laws or been conducted in accordance with an exemption therefrom.

     Notwithstanding anything to the contrary herein, a breach by Lender of any representation or warranty of Lender contained in this Article VI shall not be a defense to payment or performance by Borrower under any of the Loan Documents. The Lender and the Borrower agree that the transaction evidenced by the Loan Documents is a commercial loan transaction and none of the loan documents are intended to be a "security" for any state or federal securities law purposes.


                                   ARTICLE VII
                        SERVICING; DISPOSITION OF ASSETS
                        --------------------------------

     Section 7.1     Servicer.  Borrower  shall  initially  designate  PCM  as
                     --------
Servicer to collect and service the Collateral at all times that Borrower owes Lender any amounts under this Loan Agreement. The terms under which Servicer shall manage and service the Collateral shall be set forth in the Servicing Agreement. Servicer shall be entitled to receive Servicing Fees for each particular Portfolio on a monthly basis in the amounts set forth in the related Proposal. Servicer shall not delegate any of its rights or obligations under this Agreement or the Servicing Agreement to any other person or entity (including any Subservicer) except upon terms and conditions that have been approved by Lender in Lender's sole and absolute discretion. Borrower will require Servicer to be solely responsible for any amounts payable to any Subservicer from Servicer's own resources. If any such Subservicer withholds or offsets collections from the Assets for services, the Servicing Fee will be adjusted to ensure that total amount of fees paid to all parties providing servicing functions (including Servicer and any Subservicer) does not exceed an amount equal to the product of (i) the Servicing Fee and (ii) Net Receipts. The Servicing Fee will be the sole compensation to Servicer in connection with the Assets. Without limitation, Servicer will not be entitled to any fees in connection with: (i) the sale of any Portfolio or portion thereof, (iii) any repurchase of Assets by an Asset Seller, or (iii) any other payment made by an Asset Seller to Borrower in connection with a breach by the Asset Seller under the Asset Purchase Agreement.

     Section 7.2     Replacement  Servicer.  If  PCM  is  terminated as Servicer
                     ---------------------
pursuant to Section 7.4 below, any replacement Servicer and the terms of any new servicing agreement, including, without limitation, the amo unt of any Servicing Fees, must first be approved in writing by Lender, in its sole and absolute discretion.

     Section 7.3     Reporting.  In addition to any other reports required to be
                     ---------
delivered herein, Borrower will deliver to Lender (or cause Servicer to deliver to Lender) the following reports:


          (a)  Static  Pool  Reports.  The  following  static  pool  reports  by
               ---------------------
     Portfolio:


     (i)       Gross  Receipts.  Not  later  than  the 20th day of each month, a
               ---------------
               report of Gross Receipts received in the preceding month, broken down by source (e.g., any Subservicer, Asset Seller (resulting from putbacks), Asset purchasers (resulting from a sale of all or a portion of the Collateral and any other sources)) which shows actual results to date.

     (ii)      Unpaid  Balance.  Not  later  than  the 20th day of each month, a
               ---------------
               report showing the unpaid balances of all Assets as of the last day of the preceding month, broken down by the parties servicing the Assets.

     (iii)     Performance.  Not  later  than January 20th and July 20th of each
               -----------
               year, a projection of future monthly Gross Receipts together with a variance analysis compared to the projections used to create the Portfolio Budget, which shows actual results through the end of the preceding month.

               (b)  Other.  Borrower  will  also  provide Lender with such other
                    -----
          reports as Lender may deem reasonably necessary to evaluate the value of the Collateral and the performance of Borrower under this Article V.

     Section 7.4      Termination of Servicer.  Borrower agrees that Lender may,
                      -----------------------
at its option, terminate Servicer as provided in the Servicing Agreement; provided, however, that all other provisions of the Loan Documents shall survive such termination.

     Section 7.5     Subservicing; Delegation by Servicer.  Borrower agrees that
                     ------------------------------------
the terms and conditions of any subservicing agreement or other assignment or delegation of all or part of Servicer's responsibilities under the Servicing Agreement to any Subservicer, including any amendment to any such agreement or change in the terms of any such assignment of delegation, must be approved in writing in advance by Lender. Lender's approval with respect to such subservicing, assignment or delegation may be given or withheld by Lender in its sole and absolute discretion.

     Section 7.6     Sales  or  other Dispositions of Assets.  Borrower will not
                     ---------------------------------------
sell or otherwise transfer any interest in any Asset without the prior written consent of Lender, which consent may be given or withheld in the sole discretion of Lender. Upon receipt of a written request from Borrower, Lender will consider the sale of a Portfolio that Lender determines in Lender's reasonable discretion to be an Underperforming Portfolio, provided, however, that the terms of any sale or other transfer of any Asset(s) (including, without limitation, any Underperforming Portfolio) shall be subject to Lender's prior written approval, which approval may be given or withheld in the sole discretion of Lender.


                                  ARTICLE VIII
                   OTHER COVENANTS AND AGREEMENTS OF BORROWER
                   ------------------------------------------

     Borrower agrees with Lender that it will fulfill and comply with the covenants and agreements set forth in this Article VIII from the date hereof until payment in full of each Note and of all other amounts due under this Loan Agreement.

     Section 8.1    Business   and   Existence.  Borrower   will   perform   all
                    --------------------------
things necessary to preserve and keep in full force and effect its existence and use its best efforts to comply with all laws applicable to it. Borrower will not engage in any line of business other than the purchasing and collection of Assets acquired pursuant to the terms of this Agreement.

     Section 8.2     Payment  of  Obligations  and  Expenses.  Borrower will pay
                     ---------------------------------------
and discharge all of its indebtedness, obligations and expenses promptly in accordance with normal terms and practices of its business, before the same shall become delinquent, as well as all lawful claims for labor, materials and supplies which otherwise, if unpaid, might become a lien or charge upon its properties or assets or any part thereof. Borrower will not be required to pay any obligation so long as Borrower shall contest, in good faith and at its own cost and expense, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof to prevent the collection of or other realization upon the obligatio ns so contested, provided that no such contest shall subject Lender to the risk of any liability. Borrower will give Lender prompt written notice of any such contest.

     Section 8.3     Payment  of  Taxes and Assessments.  Borrower will pay when
                     ----------------------------------
due all taxes, assessments and other governmental charges or levies which become due and payable by Borrower to any political entity, subdivision or department thereof under any law now or hereafter in force or effect, provided, however, that Borrower will not be required to pay any tax, charge or assessment so long as Borrower shall contest, in good faith and at its cost and expense, in its own name and behalf, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof to prevent the collection of or other realization upon the tax, assessment, levy or charge, so contested, provided that no such contest shall subject Lender to the risk of any liability. Borrower will give Lender prompt written notice of any such contest.

     Section 8.4     Notice  of  Event  of  Default.  At  the  time  of
                     ------------------------------
Borrower's first knowledge of an Event of Default or any condition which, with the passage of time could become an Event of Default, Borrower will furnish Lender with written notice of the occurrence of any such event or the existence of any such condition which constitutes or upon written notice or lapse of time could constitute an Event of Default.

     Section 8.5     Post-Closing  Information.  Promptly  after  the  closing
                     -------------------------
of each acquisition of a Portfolio, Borrower will provide Lender with a report containing detailed Asset-level information with respect to such Portfolio in a format acceptable to Lender. Such report shall be delivered on a compact disc or such other medium that Lender may reasonably request.

     Section 8.6     Asset  Information Related to Forward Flow Agreements.  For
                     -----------------------------------------------------
all Portfolios purchased pursuant to a Forward Flow Agreement, Borrower will submit to Lender a stratification report (by dollars and number of Assets with percentages for each) containing detailed Asset information for each Portfolio within three (3) Business Days after the relevant Borrowing Date. The form and content of such stratification reports will be as determined by Lender in its sole discretion.

     Section 8.7     Other  Information.  Borrower  will  furnish  such  other
                     ------------------
information regarding the operations, business affairs and financial condition of Borrower or its property or assets (including but not limited to the Portfolios of Assets and the Collateral) as Lender may reasonably request for the purpose of determining compliance with the Loan Documents including but not limited to true and exact copies of Borrower's books of account and tax returns, and all information furnished to any governmental authority.

     Section 8.8     Right  of  Inspection.    Upon  request  and  after
                     ---------------------
reasonable prior written notice from Lender, Borrower will permit (and will cause Servicer to permit) any person designated by Lender, at Lender's expense, to visit and inspect any of the properties, books and financial reports of Borrower or Servicer and to discuss its affairs, finances and accounts all at such reasonable times during ordinary business hours of Borrower or Servicer and as often as Lender may reasonably request for the purpose of determining compliance with the Loan Documents, or the status of the Collateral;

provided, however, that Lender will use reasonable efforts to conduct (or have conducted) any such examination or inspection so as to minimize disruptions to the operations of Borrower or Servicer.

     Section 8.9     Compliance  Certificate.  Borrower  will deliver to Lender,
                     -----------------------
within fifteen (15) days after the end of each calendar quarter, a certificate dated as of the end of the quarter in question and signed by a responsible officer of Borrower stating (i) that as of the date thereof no Event of Default has occurred and is continuing or exists and (ii) that all representations and warranties of Borrower set forth in this Loan Agreement remain true and correct as of the date of such compliance certificate.

     Section 8.10    Reimbursement  of  Collection  Expenses.  Borrower  will
                     ---------------------------------------
reimburse Lender, upon demand, for any and all costs, including legal expenses and attorneys' fees, incurred in collecting any sums payable by Borrower under the Loan Documents.

     Section 8.11    Liens;  Other  Debt.  Borrower  will  not contract, create,
                     -------------------
incur or permit any Liens upon or grant any security interest in any of the Collateral, whether now owned or hereafter acquired, except for the Liens created pursuant to the Security Agreement. Borrower will not incur any debt, secured or unsecured, direct or contingent (including the guarantee of any obligation), other than the Loans.

     Section 8.12    Consolidation,  Merger,  Sale of Collateral.  Borrower will
                     -------------------------------------------
not (i) wind up, liquidate, or dissolve its affairs, (ii) enter into any transaction of merger or consolidation, (iii) convey, sell, lease or otherwise dispose of the Collateral or any part thereof, except in the normal course of collections on the Portfolios or pursuant to a sale or other disposition consented to by Lender in the exercise of its sole and absolute discretion, (iv) permit the sale or transfer of greater than 49% of the direct or indirect ownership of Borrower or any other sale or transfer of the direct or indirect controlling interest in Borrower.

     Section 8.13    Other  Agreements.  Borrower  will  not  enter  into  any
                     -----------------
agreement containing any provision that would be violated or breached by the performance of Borrower's obligations hereunder, under the Security Agreement or under any other Loan Document.

     Section 8.14   Use of Loan Proceeds.  Borrower will use the proceeds of the
                    --------------------

     Loans only to pay for the Total Cost of the Portfolios and for no other purpose.

     Section 8.15   Notification  of  Legal  Process.   Borrower  will  promptly
                    --------------------------------
notify Lender of any attachment or other legal process levied against any of the Portfolios or Collateral and any information received by Borrower relative to the Collateral that might materially or adversely affect the value thereof or the rights and remedies of Lender with respect thereto.

     Section 8.16    Transactions  with  Affiliates.    With  respect  to  the
                     ------------------------------
Loans made under this Loan Agreement and all Collateral subject to the Security Agreement entered into pursuant to this Loan Agreement, Borrower will not, either directly or indirectly, enter into any contracts, agreements or transactions, including but not limited to, brokerage contracts, property management agreements, sales contracts for the providing of any other goods or services, or the reimbursement or payment of any fees or expenses with its shareholders, directors, officers, partners, members, managers, or governors or with any of Borrower's Affiliates or entities owned in whole or in part by Borrower or its shareholders, directors, officers, partners, members, managers, or governors without the prior written consent of Lender, which consent may be withheld for any reason. Borrower will not lend or invest money in, or borrow from, any person or entity that purchases all or any portion of the Collateral, or any interest therein, without the prior written consent of Lender, which consent may be withheld for any reason.

     Section 8.17   Key Employees. Borrower will cause David Caldwell and either
                    -------------
William D. Constantino or Darren Bard to remain senior officers of Borrower and, to the extent acting in such capacity, to devote substantially all of their time to the performance of the services described in the Loan Documents; or, in the event that any such senior officers resign or are terminated, then Borrower will hire reputable and industry- experienced professional replacement(s) that are to be retained within sixty (60) days of such resignation or termination.

     Section 8.18    Annual  Financial  Statements.  Not  later than ninety (90)
                    ------------------------------
days after Borrower's fiscal year end, Borrower will provide to Lender, annual financial statements of Borrower reviewed by an independent firm of certified public accountants in accordance with generally accepted accounting principles and certified as correct by a reliable officer of Borrower. Should
(i) an Event of Default occur or (ii) the total unpaid principal balance of all Notes exceed ten million dollars ($10,000,000) as of any fiscal year end of Borrower; Lender, in its sole absolute discretion, may require that such financial statements be audited rather than reviewed. The cost of such audit shall be paid by Borrower.

     Section 8.19    Quarterly  Financial Statements.  Not later than sixty (60)
                     -------------------------------
days after each fiscal quarter of Borrower, Borrower will provide to Lender, financial statements for such quarter of Borrower prepared in accordance with generally accepted accounting principles and certified as correct by a reliable officer of Borrower.

     Section  8.20   Single  Purpose  Entity.
                     -----------------------

          (a)  Borrower  will  not own any asset other than cash and the Assets;

          (b)  Borrower   will   not   engage   in   any   business   other
     than  the  ownership,  management  and  collection  of  the  Assets;

          (c) Borrower will not enter into any contract or agreement with any partner, principal or Affiliate of Borrower or any Affiliate of any partner of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms- length basis with third parties other than an Affiliate;

          (d) Borrower will not make any loans or advances to any third party (including any Affiliate), except pursuant to the Servicing Agreement and related subservicing agreements;

          (e) Borrower will do all things necessary to preserve its existence, and will not, nor will any shareholder thereof, amend, modify or otherwise change its articles of incorporation or by- laws in a manner which adversely affects Borrower's existence as a single purpose entity;

          (f) Borrower will maintain books and records and bank accounts separate from those of its Affiliates;

          (g) Borrower will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof);

          (h)  Borrower  will  file  its  own  separate  tax  returns;

          (i) Borrower will not seek the dissolution or winding up, in whole or in part, of Borrower;

          (j) Borrower will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise, all or substantially all of the business assets of, or any stock or beneficial ownership of, any entity;

          (k) Borrower will except as specifically contemplated herein, not commingle the funds and other assets of Borrower with those of any Affiliate or other Person;

          (l) Borrower will maintain its assets in such a manner that is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or other Person;

          (m) Borrower will not hold itself out to be responsible for the debts or obligations of any Affiliate or other Person;

          (n) Borrower will conduct and operate its business as presently conducted and operated; and

          (o) Borrower agrees that, on account of the preceding covenants of Borrower in this Section 8.20, without the necessity of an evidentiary hearing and without the necessity or requirement that Lender establish or prove the value of the Collateral, or the lack of adequate protection of Lender's interest in the Collateral, Borrower will not contest Lender's right to the immediate termination of the automatic stay of 11 U.S.C. Sec. 362 in order to permit Lender to exercise all of its rights and remedies in respect of the Collateral and that the existence of this provision constitutes sufficient "cause" for purposes of 11 U.S.C. Sec. 362(d)(1), and Borrower agrees not to directly or indirectly oppose or otherwise defend against the termination of the automatic stay.

     Section 8.21    Location  of  Post  Office  Box.  Borrower  will  not
                     -------------------------------
change the location or address of the Post Office Box without the prior written consent of Lender, which consent may be given or withheld in the sole and absolute discretion of Lender.

     Section 8.22    Insurance.
                     ---------

               (a)  Borrower  shall  maintain  at  all  times:

     (i) Errors and omissions insurance providing coverage in an amount not less than one million dollars ($1,000,000). This coverage shall include, but not be limited to, defense and alleged/caused by errors and omissions as well as defense and loss related (directly or indirectly) for alleged violation of federal or state laws relating to collection practices;

     (ii) General comprehensive insurance providing coverage in an amount not less than one million dollars ($1,000,000); and

     (iii) property casualty insurance (including applicable automobile and marine polices, coverages and endorsements) on all tangible Collateral in amounts and types reasonably required by Lender.

     All  policies  maintained  under  this  Section  8.22(a)  must  name
     Lender as an additional insured or loss payee as applicable. The loss payee endorsement shall provide for payment to the Lender notwithstanding any acts or omissions of the Borrower or Servicer.

               (b)  Servicer  and every Subservicer shall maintain at all times:

     (i) Errors and omissions insurance providing coverage in an amount not less than one million dollars ($1,000,000). This coverage shall include, but not be limited to, defense and alleged/caused by errors and omissions as well as defense and loss related (directly or indirectly) for alleged violation of federal or state laws relating to collection practices;

     (ii) General comprehensive insurance providing coverage in an amount not less than one million dollars ($1,000,000); and

     (iii) Employee dishonesty insurance (or similarly named and purposed insurance or bond) providing coverage in an amount not less than one million dollars ($1,000,000) to insure/bond theft of money by employees or other authorized persons/entities of Borrower, Servicer, and/or any Subservicer.

     All policies maintained under this Section 8.22(b) must name Lender and Borrower as additional insureds.

          (c) All policies required under this Section 8.22 shall be in a form and issued by insurance companies reasonably approved by Lender. Each policy shall require notice to the Lender 30 days prior to the expiration or cancellation of the insurance. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by this Section 8.22. Borrower and Servicer shall promptly deliver to Lender a copy of all renewal and other notices received by such party with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower or Servicer shall deliver to Lender the original (or a duplicate original) of a renewal policy in form reasonably satisfactory to Lender.

          (d) In the event of a property loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney- in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable.

     Section  8.23   Notice  of Litigation. Borrower will promptly notify Lender
                     ---------------------
of any threatened or actual litigation involving any Collateral or Borrower in which the amount of damages claimed is greater than $10,000.

     Section  8.24   Indemnity.
                     ---------

          (a) Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all losses, damages, costs, claims, expenses (including reasonable attorneys fees) and liabilities growing out of or resulting from any of the following:

     (i) the failure of Borrower, Servicer or their Affiliates to comply with all applicable debt collection laws and regulations;

     (ii) the misapplication (whether negligent or intentional), misappropriation, conversion or theft of any part of the Collateral by any officer, employee, agent or representative of Borrower, Servicer or their Affiliates (including, without limitation, receipts or proceeds from the Collateral received by Borrower, Servicer or their Affiliates after notice of default on any Loan which are not applied to the outstanding balance of the related Note, to payment of debt service on any Loan, or to the payment of any other amounts payable under this Loan Agreement);

     (iii) the failure to pay and discharge any liens, encumbrances or security interests in the Collateral (other than liens granted to Lender to secure repayment of Loans) created or which could be created as a result of the actions of Borrower, Servicer or their Affiliates;


     (iv) fraud or material misrepresentation by Borrower, Servicer or their Affiliates or any of their officers, employees, agents or representatives;

     (v) any consolidation or merger of Borrower or the assets of Borrower, whether voluntary or involuntary; or

     (vi)      any breach by Borrower of Sections 7.5, 7.6, 8.11, 8.12, 8.16, or
               8.20  of  this  Loan  Agreement.

               (b) In addition to the matters set forth in subparagraph (a), Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all losses, damages, costs, claims, expenses (including reasonable attorneys fees) and liabilities to third parties growing out of or resulting from any other breach by Borrower or Servicer of any representation, warranty, covenant or other agreement of Borrower or Servicer contained in the Loan Documents.

This  Section  8.24  shall  survive  payment  in full of the Notes indefinitely.

                                  ARTICLE VIII
                                     DEFAULT
                                     -------

     Section 9.1    Events of Default.  The occurrence of any one or more of the
                    -----------------
following  events  shall  constitute  an  "EVENT  OF  DEFAULT"  under  this Loan
                                           ------------------
Agreement:

          (a)  Payment.  Failure  to  make  deposits  to  the Control Account or
               -------
     payments of interest, principal or other amounts payable to Lender under any Note, this Loan Agreement or any other Loan Document within five (5) days after such payment or deposit is due, including, without limitation the failure to meet the "Maximum Principal Balance" specified in the respective Note;

          (b)  Representations  and  Warranties.  Any representation or warranty
               --------------------------------
     made by Borrower hereunder, under the Security Agreement, any Proposal or other Loan Document or made by any Guarantor under a Guaranty shall prove to be false, misleading, incomplete or untrue in any material respect as of the date on which such representation or warranty is made;

          (c)  Covenants.  Any  breach  by  Borrower  or  any  Guarantor  of any
               ---------
     covenant, term, agreement or condition contained in any Loan Document, which breach has a Material Adverse Effect, and the same shall continue unremedied for a period of thirty (30) calendar days after Borrower has or reasonably should have had notice thereof (provided that such thirty (30) calendar day period shall only be applicable if Borrower uses diligent efforts during such time to cure such breach) or such other amount of time permitted for cure that is specifically provided herein;

          (d)  Bankruptcy  or  Insolvency.      (i)   The   commencement   of
               --------------------------
     any proceeding under any bankruptcy or insolvency laws by or against Borrower or any Guarantor and such proceeding shall not be dismissed within sixty (60) calendar days after the date of filing; (ii) Borrower or any Guarantor is unable, or admits in writing its inability, to pay its recourse debts as they become due; (iii) Borrower or any Guarantor makes an assignment for the benefit of creditors; (iv) Borrower or any Guarantor files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a substantial part of its assets; (v) Borrower or any Guarantor, by any act or omission, indicates its consent, approval of, or acquiescence in the appointment of a receiver, custodian or trustee for all or a substantial part of its property; (vi) Borrower or any Guarantor is adjudicated a bankrupt; (vii) Borrower or any Guarantor becomes insolvent however otherwise evidenced; or (viii) Borrower ceases doing business as a going concern;

          (e)  Fraudulent Conveyances. Borrower shall have concealed, removed or
               ----------------------
     permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud Borrower's creditors, or made or permitted a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or similar law;

          (f)  Default  in or Breach of Other Agreements.  The occurrence of any
               -----------------------------------------
     default or event of default under or the breach by Borrower, the Guarantor or Servicer under any of the Loan Documents, or any other agreement, note, debenture, deed of trust, mortgage or other instrument to which Borrower is a party or by which it is bound relating to the borrowing of money;

          (g)  Judgments.  A  judgment  or  order  for  the  payment of money is
               ---------
     entered against Borrower or any Guarantor for more than $10,000 and such judgment is not, within thirty (30) calendar days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal;

          (h)  Loss  or  Damage.    Loss,  theft,  damage  or  destruction  of
               ----------------
     any material portion of the Collateral, or the making of any seizure, unauthorized sale or other unauthorized transfer of any Collateral;

          (i)  Ownership  and  Control  of  Borrower.  PCM  shall  cease  to
               -------------------------------------
     own  directly  100%  of  Borrower.

          (j)  Servicer   Termination   Event.   The   occurrence   of   a
               ------------------------------
     Servicer Termination  Event;  or

          (k)  Breach   by   PCM.      The   occurrence   of   a   breach   of
               -----------------
     PCM's  agreements  contained  in  Section  2.10.

     Section 9.2     Effect  of  Event  of  Default.  Upon the occurrence of any
                     ------------------------------
Event of Default, Lender may at its option, by written notice to Borrower, declare the entire unpaid principal balance of any or all Notes, and all other amounts due hereunder, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower. An Event of Default arising out of one Portfolio or Note shall be deemed an Event of Default with respect to all Portfolios and all Notes, and Lender's rights and remedies may be exercised with respect to any or all of such Notes and Collateral securing the same. In addition, upon the occurrence of any Event of Default, Lender may, at its option and in its sole discretion, direct Obligors to make payments to a mailing address (including Lender's address) that is different from the Post Office Box.

     Section 9.3    Survival and Acceleration of Contingent Payment; Valuation.
                    ----------------------------------------------------------

               (a)  Survival  of  Contingent Payment Obligation. NOTWITHSTANDING
                    ---------------------------------------------
     ANYTHING TO THE CONTRARY HEREIN OR IN THE OTHER LOAN DOCUMENTS, THE OBLIGATION OF BORROWER TO PAY CONTINGENT PAYMENTS WILL SURVIVE AND CONTINUE NOTWITHSTANDING LENDER'S RECEIPT OF ALL OF ITS PRINC IPAL AND FIXED INTEREST WITH RESPECT TO A SPECIFIC LOAN OR THE EXPIRATION OR TERMINATION OF THE LOAN FACILITY CONTEMPLATED HEREBY.

               (b)  Acceleration  of  Contingent  Payment  Following  Event  of
                    -----------------------------------------------------------
          Default. Upon the occurrence of an Event of Default, Lender may, in
          -------
     its sole discretion and by written notice to Borrower (such notice, the "ACCELERATION NOTICE"), accelerate payment of all of the Contingent
      -------------------
     Payments to the then present value of the aggregate of all of the unpaid Contingent Payments (such value, the "CONTINGENT PAYMENT VALUE"), and such
                                           ------------------------
     Contingent Payment Value will be due and payable in full. The Contingent Payment Value will be determined in accordance with subsection (c), below.

               (c)  Determination  of  Contingent  Payment  Value.  Borrower
                    ---------------------------------------------
     and Lender will have five (5) Business Days after Borrower's receipt of the Acceleration Notice to agree in writing to the amount of the Contingent Payment Value. If Borrower and Lender do not agree in writing to the Contingent Payment Value within such (5) Business Days, then the Contingent Payment Value will be determined as follows:

     (i) Each of Borrower and Lender will have fifteen (15) Business Days after Borrower's receipt of the Acceleration Notice to deliver an appraisal of the Contingent Payment Value prepared by a qualified independent appraiser (each such appraisal, an "INITIAL
                                                                     -------
               APPRAISAL").  If  the  higher of the Initial Appraisals is within
               ---------
               110% of the lower of the Initial Appraisals, then the Contingent Payment Value will be the average of the Initial Appraisals. If a party fails to deliver an Initial Appraisal within the required timeframe, then the valuation of the Contingent Payment Value in the Initial Appraisal obtained by the other party will be determinative as to the Contingent Payment Value.

     (ii) If the higher of the Initial Appraisals is more than 110% of the lower of the Initial Appraisals, then Borrower and Lender will retain the appraisers who prepared the Initial Appraisals to mutually select a third qualified independent appraiser to make and deliver a third appraisal of the Contingent Payment Value (the "THIRD APPRAISAL") within thirty (30) Business Days after
                      ----------------
               Borrower's receipt of the Acceleration Notice. The Third Appraisal will be averaged with the Contingent Payment Value set forth in one of the Initial Appraisals that is nearest to the Third Appraisal valuation, and the other Initial Appraisal will be disregarded. The average value so determined will be the Contingent Payment Value for the purposes hereof and will be binding on Borrower and Lender.

     (iii) Each of Borrower and Lender will pay the cost of their respective Initial Appraisals and the cost of the Third Appraisal will be borne equally by Borrower and Lender.


                                    ARTICLE X
                                  MISCELLANEOUS
                                  -------------

     Section 10.1    Survival  of  Representations  and  Warranties.  All
                     ----------------------------------------------
representations and warranties made herein shall be true and correct as of each Borrowing Date and shall survive the Borrowing Date and the execution and delivery of this Loan Agreement, the Security Agreement, and each Note, and shall continue in full force and effect until payment in full by Borrower of all amounts payable hereunder, under the Security Agreement or under the Notes.

     Section 10.2    Cure.  Lender  shall  have the right to cure any default by
                     ----
Borrower upon any lease, insurance policy, indenture, security agreement, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which its properties are bound or may be subject if such default shall in any manner affect Lender's rights hereunder, or in and to the Collateral, or the ability of Borrower to perform its obligations hereunder or under the Security Agreement or the Notes, and Borrower shall immediately reimburse Lender for any amounts paid to cure such defaults.

     Section 10.3    Relationship  between  Parties.  The  relationship  between
                     ------------------------------
Lender and Borrower shall be solely one of commercial lender and borrower, and nothing contained in this Loan Agreement or in any Loan Document shall constitute the parties as partners or co- venturers with one another or with any other party, or agents for one another or for any other party with regard to any activities contemplated by this Loan Agreement or otherwise, or render any party liable for any debts or obligations of any other party.

     Section 10.4    Confidentiality.  Borrower and Lender agree that they shall
                     ---------------
keep the terms of this Loan Agreement, all other Loan Documents, and any Loan made or to be made hereunder confidential, and neither Borrower nor Lender shall disclose such terms to any other Person without the prior written consent of the other party; provided however, that Borrower and Lender shall each be permitted to disclose the terms of this transaction to its participating lenders, partners, investors and Affiliates and their auditors, agents and represe ntatives if such participating lenders, partners, investors and Affiliates and their auditors, agents and representatives agree to keep such information confidential.

     Section 10.5   Amendment and Modification.  Any amendments or modifications
                    --------------------------
to any provisions of this Loan Agreement, the Notes, the Security Agreement or the other Loan Documents must be (i) in writing and (ii) signed by both Lender and Borrower.

     Section 10.6    Waivers.  Lender  shall not be deemed to have waived any of
                     -------
its rights or remedies hereunder, under any Note or Security Agreement or any other Loan Document unless such waiver is (i) in writing and (ii) signed by Lender, and then only to the extent specifically recited. No failure to exercise and no delay or omission in exercising any right, remedy or recourse  on  the  right of Lender shall operate or be deemed  as  a  waiver  of such right, remedy or recourse hereunder or thereunder or preclude any other or further exercise thereof. A waiver or release on any one occasion shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse on any subsequent occasion. All rights and remedies of Lender, whether pursuant to this Loan Agreement, the Notes, the Security Agreement, or any other Loan Document, shall be cumulative and concurrent and may be exercised singularly, successively or concurrently, at the sole discretion of Lender and may be exercised as often as occasion therefore may exist.

     Section 10.7    Transferability  of  Loan  Agreement; Loan Participations.
                     ----------------------------------------------------------
This Loan Agreement shall be binding upon Borrower and Lender and their respective successors and assigns; provided, however, that (i) Borrower may not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of Lender; (ii) Lender may transfer and assign any or all of its rights or obligations hereunder or under any Loan or Note in connection with the sale of participations in any Loan or Note to any Affiliate of Lender or to a Qualified Assignee without the prior written consent of Borrower; and
(iii) Lender may not transfer and assign any or all of its rights or obligations hereunder or under any Loan or Note (including without limitation the sale of participations in any Loan or Note to any party other than an Affiliate of Lender or a Qualified Assignee) without the prior written consent of Borrower, which consent may not be unreasonably withheld or delayed; provided, that a legal opinion reasonably acceptable to PCM and Borrower, both as to identity of counsel and substance, opining that the proposed transfer and/or assignment complies with or is not subject to otherwise applicable securities laws, shall accompany any request for Borrower's written consent. In connection with any such transfer, assignment or sale or proposed transfer, assignment or sale, Lender may furnish any information concerning this Loan Agreement, the Loan Documents, any Loans or Notes, and Borrower to such actual or potential assignees or transferees provided that the actual or potential assignee or transferee agrees to keep all such information confidential. The Loan Agreement shall be for the benefit of Lender and those of its affiliated funds which act as lenders pursuant hereto.

     Section 10.8   Actions in Connection with Bankruptcy. Without the necessity
                    -------------------------------------
of an evidentiary hearing and without the necessity or requirement that Lender establish or prove the value of the Collateral (or any other collateral pledged to Lender pursuant to the Loan Documents), or the lack of adequate protection of Lender's interest in the Collateral (or any other collateral pledged to Lender pursuant to the Loan Documents), Lender shall be entitled to the immediate termination of the automatic stay of 11 U.S.C. Sec. 362 in order to permit Lender to exercise all of its rights and remedies in respect of the Collateral (or any other collateral pledged to Lender pursuant to the Loan Documents), the existence of this provision constituting sufficient "cause" for purposes of 11 U.S.C. Sec. 362(d)(1). Borrower agrees not to directly or indirectly oppose or otherwise defend against the termination of the automatic stay. Any reasonable attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other afo resaid events shall be additional indebtedness of Borrower.

     Section 10.9    GOVERNING   LAW;   JURISDICTION;   VENUE.      THIS  LOAN
                     ----------------------------------------
AGREEMENT, THE NOTES, AND ALL OTHER LOAN DOCUMENTS, AND WITHOUT LIMITATION ANY QUESTIONS CONCERNING THE INTERPRETATION OR ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE GOVERNING STATE. Borrower and Lender each hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the Governing State over any suit, action or proceeding arising out of or relating to any Loan or this Loan Agreement. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower agrees that any forum other than the Governing State is an inconvenient forum and that a suit brought by Borrower against Lender in a court of any state other than the Governing State should be forthwith dismissed or transferred to a court located in the Governing State by that court.

     Section 10.10  WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION
                    --------------------
WITH  COMPLEX  FINANCIAL  TRANSACTIONS  ARE  MOST

QUICKLY  AND  ECONOMICALLY  RESOLVED  BY  AN  EXPERIENCED  AND  EXPERT   P ERSON
AND   THE   PARTIES   WISH   APPLICABLE   STATE   AND  FEDERAL  LAWS  TO  APPLY
(RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE
THE  BEST  COMBINATION  OF  THE  BENEFITS   OF  THE  JUDICIAL  SYSTEM  AND  OF
ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER, BORROWER, PCM, OR ANY GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE
RELATIONSHIP  ESTABLISHED    AMONG    THEM    IN    CONNECTION    WITH,    THIS
LOAN  AGREEMENT   OR   ANY   OF   THE   OTHER   LOAN   DOCUMENTS   OR   THE
TRANSACTIONS  RELATED  THERETO.

     Section 10.11  Enforceability of Loan Agreement.  Should any one or more of
                    --------------------------------
the provisions of this Loan Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective and binding on the parties hereto.

     Section 10.12   Titles.  Titles  of the Sections of this Loan Agreement are
                     ------
merely for convenience in reading and shall not be construed to alter, modify or interpret the meaning of the provisions under said titles.

     Section 10.13   Accounting  Terms.  Unless  otherwise  defined  herein, all
                     -----------------
accounting terms used in this Loan Agreement shall have the meanings ascribed to them by generally accepted accounting principles.

     Section 10.14  Notice.  Unless  otherwise  required  or  provided  by  this
                    ------
Loan  Agreement,  all  demands,  notices,  approvals  and  other  communications
hereunder  (including   Borrower's   reporting   obligations   set   forth
herein)   (individually   and  collectively,  "NOTICES") shall be in writing and
                                               -------
shall be served personally, delivered by facsimile or sent by a national overnight delivery or courier company, or by United States registered or certified mail, postage prepaid return receipt requested, and addressed as set forth below. Any such Notices shall be deemed delivered upon delivery or refusal to accept delivery as indicated in writing by the person attempting to make personal service, on the United States Postal Service return receipt, or by similar written advice from the overnight delivery company; provided, however, that if any such Notice shall be sent by telecopier to the telecopier number, if any, set forth above, such Notice shall be deemed given at the time and on the date of machine transmittal (except if sent after 5:00 p.m. recipient's time, then the notice shall be given at 9:00 a.m. on the next Business Day) if the sending party receives a written send verification on its machine and sends a duplicate Notice on the same day or the next Business Day by personal service, registered or certified United States mail, or overnight delivery in the manner described above. Each party hereto shall make an ordinary, good faith effort to ensure that it will accept or receive Notices that are given in accordance with this Section 10.14, and that any person to be given Notice actually receives such Notice. Any party to whom Notices are to be sent pursuant to this Loan Agreement may from time to time change its address and/or facsimile number for future communication hereunder by giving Notice in the manner prescribed herein to all other parties hereto, provided that the address and/or facsimile number change shall not be effective until five (5)
Business  Days  after  the  Notice  of  change  has  been  given.

If to Lender:                           With a Copy to:

Varde Investment Partners, L.P.         Leonard, Street and Deinard
c/o Varde Partners, L.P.                Professional Association
8500 Normandale Lake Blvd., Suite 1570  150 South Fifth Street, Suite 2300
Minneapolis, MN 55437                   Minneapolis, MN 55402
Attention: Christopher Giles            Attention:  Andrew Lee, Esq.
Telephone No.:  (952) 893-1554          Telephone No.:  (612) 335-1881
Facsimile No.:    (952) 893-9613        Facsimile No.:    (612) 335-1657

If to Borrower:                         With a Copy to:

Matterhorn Financial Services LLC       Matterhorn Financial Services LLC
222 S. Harbor Boulevard, Suite 400      222 S. Harbor Boulevard, Suite 400
Anaheim, CA 92805                       Anaheim, CA 92805

Attention:  Mr. David Caldwell          Attention:  William D. Constantino
---------                               ---------
Telephone No.: (714) 502-3790           Telephone No.: (714) 502-3780
Facsimile No.:   (714) 502-3733         Facsimile No.:   (714) 502-3733

If to PCM:                              With a Copy to:

Performance Capital Management, LLC     Performance Capital Management, LLC
222 S. Harbor Boulevard, Suite 400      222 S. Harbor Boulevard, Suite 400
Anaheim, CA 92805                       Anaheim, CA 92805

Attention:  Mr. David Caldwell          Attention:  Mr. David Caldwell
---------                               ---------
Telephone No.: (714) 502-3790           Telephone No.: (714) 502-3790
Facsimile No.:   (714) 502-3733         Facsimile No.:   (714) 502-3733

     Section 10.15 Entire Agreement. This Loan Agreement (including all Exhibits hereto), the Servicing Agreement and the Security Agreement, all Proposals and Notes, and all other Loan Documents shall constitute the full and entire understanding and agreement of the parties hereto and there are no further or other agreements or undertakings, written or oral,  in  effect  between  the  parties  relating  to the subject matter hereof
unless   expressly   referred   to   herein.   All   prior   negotiations,
agreements, representations and warranties, statements and undertakings concerning the subject matter hereof between the parties are superseded by this Loan Agreement and the other Loan Documents.


           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                              MASTER LOAN AGREEMENT

                                [Signature Page]

     The undersigned have executed this Loan Agreement as of the date first above written.

LENDER:                                          BORROWER:

VARDE INVESTMENT PARTNERS,                       MATTERHORN   FINANCIAL
L.P.,  a  Delaware  limited  partnership,  by    SERVICES   LLC,   a   California   limited
Varde Investment Partners, G.P., LLC, a          liability company, by Performance Capital
Delaware   limited   liability   company,   its  Management,  LLC,  a  California  limited
General Partner, by Varde Partners, L.P., a      liability company, its Sole Member
Delaware limited partnership, its Managing
Member,   by   Varde   Partners,   Inc.,   a
Delaware corporation, its General Partner


By:  /s/ Rick J. Noel                            By:  /s/ David Caldwell
   ------------------------------                   ------------------------------
Name:  Rick J. Noel                              Name:   David Caldwell
Its:   Vice President                            Its:    Chief Operating Officer

PCM:

PERFORMANCE CAPITAL
MANAGEMENT, LLC, a California
limited liability company


By:  /s/ David Caldwell
   -----------------------------
Name: David Caldwell
Its:  Chief Operating Officer

                              MASTER LOAN AGREEMENT
                                   EXHIBIT A:
                              FORM OF NOTE REGISTER
                              ---------------------

                                  NOTE REGISTER
       Varde Investment Partners, L.P. / Matterhorn Financial Services LLC

--------------------------------------------------------------------------
Date of Note  Face Amount of Note   Name of Holder of Note

              $                     Varde Investment Partners, L.P.
--------------------------------------------------------------------------

                              MASTER LOAN AGREEMENT
                                   EXHIBIT B:
                                FORM OF PROPOSAL
                                ----------------

Varde Investment Partners, L.P. c/o Varde Partners, L.P.
8500 Normandale Lake Boulevard, Suite 1570
Minneapolis, MN 55437
Attention: Chris Giles

Re  Master Loan Agreement dated as of June 10, 2004 (the "LOAN AGREEMENT") among
                                                           --------------
    Matterhorn Financial Services LLC, a California limited liability company ("BORROWER"), Performance Capital Management, LLC, a California limited
      --------
    liability company, and Varde Investment Partners, L.P., a Delaware limited partnership ("LENDER")
                   ------

Ladies and Gentlemen:

This letter shall serve as a Proposal pursuant to the Loan Agreement. Capitalized terms have the respective meanings contained in the Loan Agreement. We request that you finance Borrower's contemplated purchase of the following Assets subject to, and in accordance with, the terms of the Loan Agreement and the terms set forth below:


----------------------------------------------------------------------------------------------
Assets                     [Description of Assets] purchased pursuant to the [________]
                           Agreement dated as of [_________] by and between [______] and
                           Borrower

----------------------------------------------------------------------------------------------

Purchase Price             [    %] of $__________________ or - $________________________

----------------------------------------------------------------------------------------------

Closing Fees and Expenses  $ _______________ to
                           ______________________________________
                           ______________________________________
                           ______________________________________
                           ______________________________________

                           $ _______________ to
                           ______________________________________
                           ______________________________________
                           ______________________________________
                           ______________________________________

----------------------------------------------------------------------------------------------

Total Closing Fees and     ______________________
Expenses

----------------------------------------------------------------------------------------------

Total Cost                 $ ________________

Proposal
Page 2


----------------------------------------------------------------------------------------------

Note Rate                  ___.00%

----------------------------------------------------------------------------------------------

Advance Rate               ___.00%

----------------------------------------------------------------------------------------------

Loan Amount                $ _________________

----------------------------------------------------------------------------------------------

Equity Return              ___.00%

----------------------------------------------------------------------------------------------

Borrower Contingent        ___.00%
Percentage

----------------------------------------------------------------------------------------------

Lender Contingent          ___.00%
Percentage

----------------------------------------------------------------------------------------------

Borrowing Date             ____________________

----------------------------------------------------------------------------------------------

Servicing Fee

----------------------------------------------------------------------------------------------

Protective Advance Limit

----------------------------------------------------------------------------------------------

Maximum Principal Balance  See Schedule 1 attached hereto.
                           ---------------------------------------------------------

----------------------------------------------------------------------------------------------

Additional Conditions to   _______________________________________________________
Closing or Terms           _______________________________________________________
                           _______________________________________________________

----------------------------------------------------------------------------------------------

Proposal
Page 3




In offering this proposal, Borrower confirms that (i) no Event of Default has occurred and is continuing or will occur as a result of the closing of the proposed Loan or Borrower's purchase of the above -described Assets, (ii) the representations and warranties in the Loan Agreement remain true and correct as of the date hereof and there exists no condition, event or act which, with the giving of notice or passage of time, or both, would constitute an Event of Default, and (iii) the Loan Agreement, Security Agreement, Note and other Loan Documents constitute legal, valid and binding obligations of Borrower enforceable in accordance with their terms.

Dated: __________, 200___


                              BORROWER:

                              MATTERHORN  FINANCIAL  SERVICES  LLC, a
                              California limited  liability company, by
                              Performance Capital Management,  LLC,  a
                              California limited liability company, its Sole Member



                              By: _____________________________
                              Name:  David Caldwell
                              Its:   Chief Operating Officer

                             Schedule 1 to Proposal
                             ----------------------

                            MAXIMUM PRINCIPAL BALANCE


DATE:                     MAXIMUM PRINCIPAL BALANCE

______ Distribution Date  __% of Original Loan Amount

_______Distribution Date  __% of Original Loan Amount

_______Distribution Date  __% of Original Loan Amount

Maturity Date              0% of Original Loan Amount

                              MASTER LOAN AGREEMENT
                                    EXHIBIT C
                               FORM OF COMMITMENT
                               ------------------

                         VARDE INVESTMENT PARTNERS, L.P.
                            c/o Varde Partners, L.P.
                   8500 Normandale Lake Boulevard, Suite 1570
                              Minneapolis, MN 55437
                          Telephone No.:  952.893.1554
                          Facsimile No.:  952.893.9613


Matterhorn Financial Services LLC
222 S. Harbor Boulevard, Suite 400
Anaheim,  CA 92805
Attention:  Mr. David Caldwell
---------

Re   Master  Loan  Agreement  dated  as  of June 10, 2004 the ("LOAN AGREEMENT")
                                                                --------------
     among Matterhorn Financial Services LLC, a California limited liability company ("BORROWER"), Performance Capital Management, LLC, a California
                --------
     limited liability company, and Varde Investment Partners, L.P., a Delaware limited partnership ("LENDER")
                             ------

Ladies and Gentlemen:

     This letter shall serve as our "Commitment" (as defined in the Loan Agreement) with respect to your Proposal dated _______, 200___ regarding the ___________ charged-off credit card accounts and receivables totaling $_____________ being sold by ________ (the "PROPOSAL"). Lender hereby agrees to -------- make a "Loan" (as defined in the Loan Agreement) with respect to the Proposal, subject to, and in accordance with, the terms and conditions set forth in the Proposal and the Loan Agreement. This Commitment may be withdrawn by us at any time prior to acceptance by the related Asset Seller of Borrower's submission of a written and binding bid with respect to the related Portfolio or the related Portfolios (in the case of a Forward Flow Commitment) if we determine that there is a material adverse change in the collectibility of the Assets in such Portfolio(s) or if we determine that there is a material adverse change in Borrower's or Servicer's abilities to carry out their respective responsibilities under the Loan Documents. Unless earlier withdrawn by us pursuant to the preceding sentence, this Commitment will automatically expire on the date that is ________ Business Days after the date written below.

Dated: ________, 200___


VARDE INVESTMENT PARTNERS, L.P., a Delaware limited partnership, by Varde Investment Partners, G.P., LLC, a Delaware limited liability company, its General Partner, by Varde Partners, L.P., a
Delaware limited partnership, its Managing Member, by Varde Partners, Inc., a Delaware corporation, its General Partner


By:  _______________________________
Name:
Its:

                              MASTER LOAN AGREEMENT
                                    EXHIBIT D
                                  FORM OF NOTE
                                  ------------

                                 PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES ACT OF ANY STATE (COLLECTIVELY, THE "SECURITIES LAWS").   THIS
NOTE MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS THE OFFER OR SALE COMPLIES WITH OR IS NOT SUBJECT TO OTHERWISE APPLICABLE SECURITIES LAWS.

$___________                                                     _________, 200_
For value received, Matterhorn Financial Services LLC, a California limited liability company, having a mailing address of 222 S. Harbor Boulevard, Suite 400, Anaheim, CA 92805 (hereinafter referred to as "BORROWER") promises to
                                                          --------
pay  to  the  order  of  VARDE  INVESTMENT  PARTNERS,  L.P.,  a Delaware limited partnership, having a mailing address of c/o Varde Partners, Inc., 8500 Normandale Lake Boulevard, Suite 1570 Minneapolis, MN 55437, Minneapolis, MN 55437 (hereinafter referred to as "LENDER"), the principal sum
                                        ------
of ____ AND __/100 DOLLARS ($_______) in lawful money of the United States of America, together with Fixed Interest at the rate of ____________ percent (__%) per annum (the "NOTE RATE") on the advanced but unpaid principal balance and the
                ---------
Contingent Payment, all in accordance with the terms set forth herein and in the Master Loan Agreement among Borrower and Lender, dated as of June 10, 2004 (the "LOAN AGREEMENT"). Reference is hereby made to the Loan Agreement, the terms and
 --------------
conditions of which are incorporated herein by reference as fully and with the same effect as if set forth herein at length. All capitalized terms not otherwise defined herein have the respective meanings contained in the Loan Agreement. Reference is also hereby made to the Security Agreement described in the Loan Agreement for a more complete description of certain Collateral, a statement of certain covenants and agreements, a statement of the rights and remedies and securities afforded thereby and all other matters contained therein. This Note is entitled to the benefit of the Loan Agreement and the Security Agreement.

     Borrower and all endorsers and guarantors jointly and severally waive presentments, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind. This Note shall be governed by and construed according to the internal laws of the State of Minnesota. Time is of the essence of this Note and each of the provisions hereof.

     Borrower agrees that it will be an Event of Default under the Loan Agreement if the principal amount of this Note is not paid down to the following Maximum Principal Balance amounts (subject to the terms of payment procedures and specified in the Loan Agreement) as and when indicated:

DATE:                     MAXIMUM PRINCIPAL BALANCE

______ Distribution Date  __% of Original Loan Amount

_______Distribution Date  __% of Original Loan Amount

_______Distribution Date  __% of Original Loan Amount

Maturity Date              0% of Original Loan Amount

     IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date and year first above written.

                              MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company, by Performance Capital Management, LLC, a California limited liability company, its Sole Member


                              By: __________________________________
                              Name: ________________________________
                              Its: __________________________________

                              MASTER LOAN AGREEMENT
                                    EXHIBIT E
                                FORM OF GUARANTY
                                ----------------

                                    GUARANTY
                                    --------


                                                                Minneapolis,
                                                                Minnesota
                                                                        June 10,
                                                                        2004

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce VARDE INVESTMENT PARTNERS, L.P. (the "LENDER"), to make loans or extend other accommodations to or for the account of
 ------
MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company (the "BORROWER") or to engage in any other transactions with Borrower, PERFORMANCE
 --------
CAPITAL  MANAGEMENT,  LLC, a California limited liability company ("GUARANTOR"),
                                                                    ---------
absolutely and unconditionally guarantees to the Lender the full and prompt payment in respect of and performance of the liabilities and obligations of Borrower under Section 8.24(a) of that certain Master Loan Agreement dated as of even date herewith (the "LOAN AGREEMENT") among Borrower, Guarantor, and Lender
                          --------------
(such  liabilities  and  obligations,  the  "GUARANTY  OBLIGATIONS").
                                             ---------------------

     All capitalized terms used but not otherwise defined in this Guaranty shall have the meanings given them in the Loan Agreement.

     1. To induce Lender to make Loans under this Loan Agreement, each Guarantor makes the following representations and warranties, each of which shall survive the execution and delivery of the Loan Documents and shall be deemed to be made as of each Borrowing Date and shall continue in full force and effect until payment in full by Borrower of all amounts payable under the Loan Documents.:

          (a)  NO IMPAIRMENT. Guarantor is not in violation of any provision of
               -------------
     (A) this Guaranty or (B) any applicable law, statute or ordinance. There has occurred and is subsisting no default under this Guaranty, or any indenture, mortgage, lien, agreement, contract, deed, lease, loan agreement, note, order, judgment, decree or other instrument or restriction of any kind or character to which Guarantor is a party, by which Guarantor is bound, or to which Guarantor, or any of Guarantor's assets, is subject that, individually or in the aggregate, could adversely affect the financial condition of Guarantor or the ability of Guarantor to perform its obligations under this Guaranty. Neither the execution and delivery by Guarantor of this Guaranty, nor the compliance by Guarantor with the terms, conditions and provisions of this Guaranty will conflict with or result in a breach of, or constitute a default under, any of the foregoing.

          (b)  NO DEFAULTS WITH RESPECT TO INDEBTEDNESS. Guarantor is not in
               ----------------------------------------
     default in the payment of the principal of or interest on any indebtedness for borrowed money, and Guarantor is not in default under any instrument or agreement under and subject to which any indebtedness for borrowed money has been incurred, and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute a default thereunder.

          (c)  NO MATERIAL DISPUTES.  There is no action, suit, proceeding or
               --------------------
     investigation, at law, in equity, or before or by any court, arbitrator or administrative, governmental, regulatory or adjudicative agency or body of any kind pending, or, to the best of Guarantor's knowledge, contemplated or threatened against or involving Guarantor, nor any facts or circumstances that could result in the same, wherein an unfavorable decision, ruling or finding (I) could adversely affect the transactions contemplated by the Loan Documents and this Guaranty; (ii) could adversely affect the ability of Guarantor to comply with the terms of this Guaranty; or (iii) individually or in the aggregate, could have an adverse effect on the financial condition or operations of Guarantor.

          (d)  FINANCIAL INFORMATION.   The   financial   statements
               ---------------------
     heretofore delivered to Lender by Guarantor in connection with the Loan are true and correct in all material respects and have been prepared in accordance with accounting principles consistently applied and correctly and fairly present the financial condition of the subjects thereof. There have been no material adverse changes in the condition or prospects, financial or otherwise, of the subjects thereof since the dates of such financial statements. Guarantor is not insolvent as of the date hereof.

     2. No act or thing, except full payment and discharge of all of the Guaranty Obligations, shall in any way exonerate the undersigned hereunder or modify, reduce, limit or release the liability of the undersigned hereunder. This is an absolute, unconditional and continuing guaranty of payment and performance of the Guaranty Obligations. The dissolution or adjudication of bankruptcy of the undersigned shall not revoke this Guaranty.

     3. Each of the undersigned represents and warrants to Lender that the undersigned has received valuable consideration for this Guaranty. Lender may rely conclusively on a continuing warranty, hereby made, that each of the undersigned continues to be benefited by this Guaranty and Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.

     4. Each of the undersigned will pay or reimburse Lender for all costs, expenses and reasonable attorneys' fees paid or incurred by Lender in endeavoring to collect and enforce the Guaranty Obligations and in enforcing this Guaranty.

     5. The liability of each of the undersigned shall not be diminished or extinguished by any of the following acts or things (which Lender is expressly authorized to do, omit or suffer from time to time, without consent or approval by or notice to the undersigned); (I) any acceptance of collateral security, additional guarantors, accommodation parties or sureties for any or all of the Guaranty Obligations,
(ii) any amendment or modification of any of the terms or provisions of any agreement under which the Guaranty Obligations or any part thereof arose, (iii) any waiver or indulgence granted to the Borrower, (iv) any delay or lack of diligence in the enforcement of the Guaranty Obligations or any failure to institute proceedings (including expiration of the statute of limitations), file a claim, give any required notices or otherwise protect any of the Guaranty Obligations, (v) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Guaranty Obligations, (vi) any release, surrender, cancellation or other discharge of any evidence of the Guaranty Obligations or the acceptance of any instrument in renewal or substitution therefor other than a release of this Guaranty, (vii) any failure to obtain collateral security
(including rights of setoff) for the Guaranty Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof and (viii) any assignment, pledge or other transfer of any of the Guaranty Obligations or any evidence thereof.

     6. The liability of each of the undersigned shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the Assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting the Borrower or any of its assets. None of the undersigned will assert, plead or enforce against Lender any claim, defense or setoff available to any of the undersigned against the Borrower.

     7. Until such time as the Borrower's obligations to Lender under the Loan Documents are paid in full, each of the undersigned waives any claim, right or remedy which any the undersigned may now have or hereafter acquire against the Borrower which arises hereunder and/or from the performance by any the undersigned of such undersigned's obligations hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy against the Borrower, whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     8. Each of the undersigned waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Guaranty Obligations. Lender shall not be required first to resort for payment of the Guaranty Obligations to the Borrower, other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Guaranty Obligations, before enforcing this Guaranty.

     9. If any payment applied by Lender to the Guaranty Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Guaranty Obligations to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Guaranty Obligations as fully as if such application had never been made.

     10. Each of the undersigned acknowledges and agrees that Lender (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the undersigned for, and (iii) has no duty to provide information to the undersigned regarding, the enforceability of any of the Guaranty Obligations or the financial condition of the Borrower or any additional guarantors. Each of the undersigned has independently determined the creditworthiness of the Borrower and the enforceability of the Guaranty Obligations.

     11. This Guaranty shall be effective upon delivery to Lender, without further act, condition or acceptance by Lender, shall be binding upon each of the undersigned and the heirs, successors and assigns of each the undersigned and shall inure to the benefit of Lender and its participants, successors and assigns. Any invalidity or unenforceability of any pro vision or application of this guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and Lender. This Guaranty shall be governed by and construed in accordance with the laws of the Governing State. Each of the undersigned waives notice of Lender's acceptance hereof. Each of the undersigned (i) irrevocably agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the Governing State or in the courts of the United States located in the Governing State, (ii) consents to the jurisdiction of each such court in any suit, action or proceeding, (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     12. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER AND BORROWER OR ANY GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.


           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                             GUARANTY SIGNATURE PAGE

     This Guaranty has been duly executed by each of the undersigned the day and year first above written.


                                  GUARANTOR:


                                  PERFORMANCE
                                  CAPITAL MANAGEMENT, LLC, a
                                  California limited liability company


                                  By:
                                  _____________________________
                                  Name: David Caldwell
                                  Its:  Chief Operating Officer

                                  Address:
                                  --------

                                  222 S. Harbor Boulevard, Suite 400
                                  Anaheim, CA 92805

                              MASTER LOAN AGREEMENT
                                    EXHIBIT F
                           FORM OF SECURITY AGREEMENT
                           --------------------------

                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT is made and entered into as of June 10, 2004, by and between MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company ("BORROWER") and VARDE INVESTMENT PARTNERS, L.P., a Delaware limited
           --------
partnership  ("LENDER").
               ------

     Pursuant  to  that  certain  Master  Loan Agreement (the "LOAN AGREEMENT ")
                                                               --------------
dated as of June 10, 2004, by and among Borrower, Performance Capital Management, LLC, and Lender, Lender has agreed to make Loans to Borrower to enable Borrower to acquire Portfolios of Assets and to pay certain related expenses.

     In consideration therefore, Borrower hereby agrees to grant Lender a security interest constituting a first lien in the "Collateral" (as defined below), subject to the terms and conditions contained herein.

     1.   CREATION OF SECURITY INTEREST.  Borrower assigns and grants to Lender
          -----------------------------
a continuing security interest in all of Borrower's right, title and interest in and to all property and rights of Borrower, wherever located, whether now owned or hereafter acquired or arising, and all products and Proceeds thereof (collectively, the "Collateral"), including but not limited to the following:
                      ----------

     All personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other Goods, Accounts (including health-care- insurance receivables, if any), contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, Chattel Paper, electronic chattel paper, documents, Instruments, securities and other investment property, deposit accounts, rights to payment under letters of credit, letter-of-credit rights, supporting obligations of every nature, and General Intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, trademarks, trademark application, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (i) Borrower operates or has authority to operate; (ii) Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or
     (iii) others possess, use, or have authority to possess or use property (whether tangible or intangible) of Borrower, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, and schematics; together with, to the extent not listed above as original Collateral, all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and (except in the case of consumer goods) together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such Goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such Goods.

     2.  Definitions.  All terms used but not otherwise defined in this Security
         -----------
Agreement shall have the meanings given them in the Loan Agreement or in the Code. In the event of any conflict between the Loan Agreement and the Code, the terms of the Loan Agreement shall control. The following terms shall have the meanings set forth below:

     "ACCOUNTS"  means  any  "account"  as  such  term  is  defined in the Code.
      --------

     "CHATTEL  PAPER"  means  any "chattel paper" as such term is defined in the
      -------------
     Code.

     "CODE"  means  the  Uniform  Commercial  Code as the same may, from time to
      ----
     time, be enacted and in effect in the State of Minnesota; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's lien on any Collateral is governed by the Uniform Commercial Code as enacted from time to time and in effect in a jurisdiction other than the State of Minnesota, the term

     "CODE" shall mean the Uniform  Commercial Code as enacted and in effect in
      ----
     such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "GENERAL INTANGIBLES" means any "general intangibles," as such term is
      -------------------
     defined  in  the  Code.

     "GOODS"  means  "goods"  as  such  term  is  defined  in  the  Code,
      -----
     regardless of whether or not title to or a security interest upon such goods is indicated on a certificate of title (as such term is defined in the Code).

     "INSTRUMENTS" means any "instruments," as such term is defined in the
      -----------
     Code.

     "PAYMENT  INTANGIBLES"  means  any  "payment  intangibles"  as  defined  in
      --------------------
     the  Code.

     "PROCEEDS" means "proceeds" as such term is defined in the Code.
      --------

     "SECURITY INTEREST" means the security interest granted by Borrower to
      -----------------
     Lender  in  the  Collateral  pursuant  to  this  Security  Agreement.

     3.   THE SECURED OBLIGATIONS.  Lender's security interest in the Collateral
          -----------------------
shall secure all of Borrower's obligations and liabilities to Lender under the Loan Agreement, each and every Note evidencing a Loan, this Security Agreement and all other indebtedness, obligations or liabilities of Borrower to Lender or one of its Affiliates under any other agreement between Borrower and Lender or one of its Affiliates, whether now existing or hereafter arising, howsoever evidenced or created, actual, direct, fixed or contingent (collectively, the "SECURED
                                                                         -------
OBLIGATIONS ").
-----------

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.  Borrower represents and
          -----------------------------------------
warrants and agrees that so long as any of the Secured Obligations remain outstanding or unsatisfied:

          (a) Borrower shall be the sole owner of the Collateral free and clear of all levies, attachments, liens, charges, encumbrances and security interests of every kind or character (other than the security interest granted to Lender hereunder and other than levies, attachments, liens, charges, encumbrances and security interests, if any, arising through or under Lender).

          (b) Borrower has full power and authority to execute this Security Agreement and to subject the Collateral to the security interest created hereby. No financing statement reflecting the perfection of a security interest in favor of any creditor other than Lender covering all or any part of the Collateral, is in existence or on file in any public office.

          (c) This Security Agreement creates a valid, binding and enforceable security interest in the Collateral under the Code.

          (d) The location of the chief executive office of Borrower as well as the location where Borrower maintains all books and records regarding the Collateral is the address set forth herein as Borrower's address for notice purposes and will not be changed without the prior written consent of Lender, which consent shall not be unreasonably withheld.

          (e) Borrower's exact legal name is as set forth below. Neither Borrower nor any predecessor in title to any of the Collateral has executed any financing statements which remain of record or security agreements which remain in effect as "Borrower" or "Debtor" covering any of the Collateral in any other name within the past five years. Until the Secured Obligations are paid in full, Borrower will (i) preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets; (ii) not change its name, its type of organization, the state of its incorporation or organization, or its organizational identification number; and (iii) not change its corporate name without providing Lender with 30 days' prior written notice.

          (f) Borrower will at any time or times hereafter, execute such financing statements and other documents and instruments and perform such acts as Lender may reasonably request to establish and maintain an attached, perfected and first priority security interest in the Collateral and will pay all costs of filing and recording. A carbon, photograph or other reproduction of this Security

     Agreement shall be sufficient as a financing statement. To the extent permitted by law, Borrower hereby authorizes Lender to file one or more financing statements describing the Collateral held by the Lender, which financing statements may describe the Collateral as "all assets" of Borrower. Borrower waives any right it may have to require Lender to pursue any third person for any of the Secured Obligations. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may specifically disclaim any warranties of title and similar warranties.

          (g) Lender does not authorize, and Borrower agrees not to make any sales of, leases of, licenses of, or other transfer or disposition of, any of the Collateral, or any grant of a security interest in any of the Collateral, except as expressly permitted in the Loan Agreement.

          (h) Borrower shall keep the Collateral free and clear of all levies, attachments, liens, charges, encumbrances and security interests of every kind or character (except for the security interest granted to Lender hereunder and except for any levies, attachments, liens, charges, encumbrances and security interests arising through or under Lender); and shall defend title thereto against claims of all persons.

          (i) Borrower shall maintain all records, instruments or other documentation evidencing or otherwise relating to the Collateral at Borrower's chief executive office and will not remove any part thereof without the prior written consent of Lender which consent shall not be unreasonably withheld.

          (j) Borrower shall promptly pay and discharge when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, possession or uses of the Collateral or any portion thereof (except as otherwise permitted in the Loan Agreement). At Lender's reasonable request, Borrower will promptly furnish Lender with receipts showing any such payments.

          (k) Borrower shall keep accurate and complete records of the Collateral and shall, upon Lender's reasonable request, promptly affix on any Collateral constituting Chattel Paper, a notice, in form satisfactory to Lender, of Lender's security interest created hereunder.

          (l) The Collateral will be used primarily for business purposes and none of the Collateral consists of consumer goods.

          (m) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Borrower's records pertaining thereto as being obligated to pay such obligation. Borrower will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Lender's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

          (n) Except as permitted in the Loan Agreement, Borrower will not without the prior written consent of Lender grant to any Obligor any rebate, refund, allowance or credit on any Asset without the prior written consent of Lender.

          (o) Borrower represents that it has no commercial tort claims (as such term is defined by the Code) except as expressly described in Section 1. Borrower covenants that it will immediately notify Lender of any commercial tort claim that arises after the date of this Security Agreement and further covenants that Borrower will execute an additional agreement to grant a first security interest in all such commercial tort claims after they have arisen.

          (p)  Borrower  covenants  that  it  will:

          (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

          (ii) at all reasonable times, permit Lender or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Borrower's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Borrower;

          (iii)promptly notify Lender of any loss of or material damage to any Collateral or of any adverse change, known to Borrower, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

          (iv) Promptly deliver to Lender any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower;

          (v) bear the risk of loss of the Collateral and at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Lender may reasonably request, with any loss payable to Lender to the extent of its interest;

          (vi) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance;

          (vii)not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Lender that the Security Interest will be prior and senior to any interest, or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein; and

     5.   LENDER'S AUTHORITY; POWER OF   ATTORNEY.  Upon the occurrence of an
          ---------------------------------------
Event of Default under the Loan Agreement, Lender shall, without any further action on the part of Borrower, have the authority, but shall not be obligated to:

          (a) notify any or all Obligors of the existence of Lender's security interest and require such Obligors to pay or remit all sums due or to become due directly to Lender or its nominee;

          (b)  place  on  (i)  any  chattel  paper  received  as  proceeds  and
     (ii) Borrower's books and records relating to the Collateral covered by the security interest granted hereby a notation or legend stating that such Collateral is subject to a security interest held by Lender;

          (c) demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral in the name of Borrower; or

          (d) take any action which Lender may deem necessary or desirable in order to realize on the Collateral, including, without limitation, performance of any contract and endorsement in the name of Borrower of any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral.

Borrower hereby irrevocably appoints Lender as Borrower's agent and attorney-in- fact, with full authority in the place and stead of Borrower and in the name of Borrower, or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable in pursuing or taking the foregoing rights and actions. Such appointment is a right coupled with a present interest.

     6.   PERFECTION OF SECURITY INTERESTS.
          --------------------------------

          (a) Borrower shall, from time to time, deliver (and, if required under applicable law, execute) such financing statements as Lender may reasonably require in order to perfect the security interest granted herein. If any Collateral consists of a motor vehicle or other personal property with a certificate of title, Borrower shall execute such documents as may be required to have the Security Interest properly noted on a certificate of title. Borrower shall execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Lender may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Lender's rights under this Security Agreement.

          (b) To the extent permitted by law, Borrower hereby authorizes Lender to file one or more financing statements (each a "Financing Statement") describing the Collateral or any agricultural liens or other statutory liens held by Lender including (i) Financing Statements where the collateral is described with greater or lesser detail than as set forth in this security agreement (ii) Financing Statements in which the scope of the collateral is expanded or reduced from the scope set forth herein and (iii) Financing Statements covering "all assets" of Borrower.

          (c) Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Lender chooses to perfect its security interest by possession, in addition to the filing of a Financing Statement. Where Collateral is in the possession of a third party, Borrower will join with Lender in notifying the third party of Lender's security interest and Borrower will obtain, at Borrower's expense, an acknowledgment form the third party that it is holding the Collateral for the benefit of Lender.

          (d) Borrower will cooperate with Lender in obtaining control with respect to Collateral consisting of deposit accounts, investment property, and Chattel Paper.

          (e) Borrower will obtain, at Borrower's expense, the consent to the Security Interest by the issuer of any letter of credit in which Borrower has a Security Interest.

          (f) Borrower will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Lender that indicates that Lender has a security interest in the Chattel Paper. Borrower will, upon the request of Lender, affix a legend acceptable to Lender on any Chattel Paper received by Borrower that constitutes Collateral that Lender has a security interest in the Chattel Paper.

     7.   EVENTS OF DEFAULT; REMEDIES.  If  any  Event of Default under the Loan
          ---------------------------
Agreement shall have occurred and be continuing:

          (a) Lender may, at its option, by written notice to Borrower, declare the entire unpaid balance of the Loans, and all other Secured Obligations and liabilities of Borrower, immediately due and payable, and Lender may exercise in respect of the Collateral, in addition to other rights and remedies otherwise available to it, all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral).

          (b) Without limiting the generality of the foregoing, Lender may, to the fullest extent permitted by applicable law, without notice, hearing or process except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the Secured Obligations. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, with notice, be made at the time and place to which it was so adjourned. Lender may abandon any such proposed sale. Borrower acknowledges that any private sales of Collateral affected by Lender may result in terms less favorable to a seller than public sales, but Borrower agrees that such private sales shall nevertheless be deemed commercially reasonable.

          (c) If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if (i) deposited in the United States Postal Service (certified mail) or (ii) sent via overnight delivery at least ten (10) days before such disposition, postage prepaid, addressed to Borrower at the address first set forth above. Such disposition shall be established by affidavit of a representative of Lender, receipts or other reasonable method.

          (d) Borrower agrees to pay all costs and expenses incurred by Lender, including reasonable attorney's fees and court costs, in connection with any sale held pursuant to this Security Agreement or otherwise in connection with enforcing the rights of Lender hereunder.

          (e) The rights and remedies of Lender hereunder are cumulative and nonexclusive and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other remedies of Lender so long as any part of the Secured Obligations remain unsatisfied. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          (f) Any payments or proceeds received by Lender from the Collateral shall be applied to the payment of costs and expenses incurred by Lender in connection with performing, managing, maintaining or selling the Collateral, including reasonable attorneys' fees and expenses, and the bala nce, if any, shall be applied by Lender to payment of the Secured Obligations, in order of application as Lender shall determine.

     8.   ASSIGNMENT  OF  INSURANCE.    Borrower  hereby  assigns  to  Lender,
          -------------------------
as additional security for the payment of the Secured Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under and all other rights of Borrower under or with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such moneys directly to Lender. Both before and after the occurrence of an Event of Default, Lender may (but need not), in its own name or in Borrower's name, execute and deliver proofs of claim, receive all such moneys, indorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of such policy.

     9.   INDEMNIFICATION.    Borrower  agrees  to  indemnify  and  hold
          ---------------
Lender harmless from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement) except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

     10.  NOTICES.   Unless   otherwise   required   or   provided   by   this
          -------
Security Agreement, all demands, notices, approvals and other communications hereunder (including Borrower's reporting obligations set forth herein) (individually and collectively, "NOTICES") shall be in writing and shall be
                                    -------
served personally, delivered by facsimile or sent by a national overnight delivery or courier company, or by United States registered or certified mail, postage prepaid return receipt requested, and addressed as set forth below. Any such Notices shall be deemed delivered upon delivery or refusal to accept delivery as indicated in writing by the person attempting to make personal service, on the United States Postal Service return receipt, or by similar written advice from the overnight delivery company; provided, however, that if any such Notice shall be sent by telecopier to the telecopier number, if any, set forth below, such Notice shall be deemed given at the time and on the date of machine transmittal (except if sent after 5:00 p.m. recipient's time, then the notice shall be given at 9:00 a.m. on the next Business Day) if the sending party receives a written send verification on its machine and sends a duplicate Notice on the same day or the next Business Day by personal service, registered or certified United States mail, or overnight delivery in the manner described above. Each party hereto shall make an ordinary, good faith effort to ensure that it will accept or receive Notices that are given in accordance with this
Section 10, and that any person to be given Notice actually receives such Notice. Any party to whom Notices are to be sent pursuant to this Security Agreement may from time to time change its address and/or facsimile number for future communication hereunder by giving Notice in the manner prescribed herein to all other parties hereto, provided that the address and/or facsimile number change shall not be effective until five (5) Business Days after the Notice of change has been give n.

If to Lender:                           With a Copy to:

Varde Investment Partners, L.P.         Leonard, Street and Deinard
 c/o Varde Partners, L.P.               Professional Association
8500 Normandale Lake Blvd., Suite 1570  150 South Fifth Street, Suite 2300
Minneapolis, MN 55437                   Minneapolis, MN 55402
Attention: Christopher Giles            Attention:  Andrew Lee, Esq.
Telephone No.:  (952) 893-1554          Telephone No.:  (612) 335-1881
Facsimile No.:    (952) 893-9613        Facsimile No.:    (612) 335-1657

If to Borrower:                         With a Copy to:

Matterhorn Financial Services LLC       Matterhorn Financial Services LLC
222 S. Harbor Boulevard, Suite 400      222 S. Harbor Boulevard, Suite 400
Anaheim, CA 92805                       Anaheim, CA 92805

Attention:  Mr. David Caldwell          Attention:  William D. Constantino
Telephone No.: (714) 502-3790           Telephone No.: (714) 502-3780
Facsimile No.:   (714) 502-3733         Facsimile No.:   (714) 502-3733


     11.  GOVERNING  LAW;  JURISDICTION;  VENUE.  THIS  SECURITY  AGREEMENT, AND
          -------------------------------------
WITHOUT LIMITATION ANY QUESTIONS CONCERNING THE INTERPRETATION OR ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE GOVERNING STATE. Borrower and Lender each hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the Governing State over any suit, action or proceeding arising out of or relating to this Security Agreement. Borrower and Lender each irrevocably waive, to the fullest extent permitted by law, any objection that Borrower or Lender may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction. Borrower agrees that any forum other than the Governing State is an inconvenient forum and that a suit brought by Borrower against Lender in a court of any state other than the Governing State should be forthwith dismissed or transferred to a court located in the Governing State by that court.

     12.  WAIVER OF NOTICES AND HEARING.  Borrower,  by  entering  into  this
          -----------------------------
Security Agreement and negotiating the terms hereof, voluntarily, intelligently and knowingly waives any rights it may have to demand any notices other than those provided for herein and any right to a hearing as a condition precedent to Lender's exercise of its rights under the Code with respect to the Collateral covered by this Security Agreement.



           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                               SECURITY AGREEMENT

                                [Signature Page]

     The parties have caused this Security Agreement to be executed as of the date first shown above.

LENDER:                                          BORROWER:

VARDE INVESTMENT PARTNERS,                       MATTERHORN FINANCIAL
L.P., a Delaware limited partnership, by         SERVICES LLC, a California limited
Varde Investment Partners, G.P., LLC, a          liability company, by Performance Capital
Delaware limited liability company, its          Management, LLC, a California limited
General Partner, by Varde Partners, L.P., a      liability company, its Sole Member
Delaware limited partnership, its Managing
Member, by Varde Partners, Inc., a
Delaware corporation, its General Partner


By: _____________________________                By: _____________________________
Name: Rick J. Noel                               Name: David Caldwell
Its:  Vice President                             Its:  Chief Operating Officer

                              MASTER LOAN AGREEMENT
                                    EXHIBIT G
                    FORM OF ASSIGNMENT OF SERVICING AGREEMENT
                    -----------------------------------------

                        ASSIGNMENT OF SERVICING AGREEMENT
                        ---------------------------------


     THIS  ASSIGNMENT  OF SERVICING AGREEMENT (the "ASSIGNMENT") is entered into
                                                    ----------
as of June 10, 2004, by and among MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company ("BORROWER"), PERFORMANCE CAPITAL
                                           --------
MANAGEMENT,  LLC, a California limited liability company ("SERVICER"), and VARDE
                                                           --------
INVESTMENT  PARTNERS,  L.P.,  a  Delaware  limited  partnership  ("LENDER").
                                                                   ------


                                R E C I T A L S:


     Borrower  is  in  the  business  of  purchasing  Assets  from various Asset
Sellers.

     Borrower intends to finance the acquisition of Assets with loans from Lender pursuant to the terms of a Master Loan Agreement dated as of even date herewith (the "LOAN AGREEMENT"). Pursuant to the Loan Agreement, Borrower is
                 --------------
required  to  grant  Lender  security  interests  in  the  Collateral.

     Borrower and Servicer have entered into a Servicing Agreement dated as of even date herewith (the "SERVICING AGREEMENT"), wherein Servicer agreed for
                             --------------------
compensation to manage, administer, service, make or cause to be made collection efforts with regard to the Collateral, and to dispose of Collateral for the benefit of Borrower and Lender.

     As a condition precedent to the making advances pursuant to the Loan Agreement, Lender requires that Borrower assign to it the Servicing Agreement, and that Servicer acknowledge the assignment, subject to the terms and conditions set forth below.


                               A G R E E M E N T:

     NOW THEREFORE, for and in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

     1.  Definitions.  All  capitalized  terms not otherwise defined herein have
         -----------
the respective meanings contained in the Servicing Agreement.

     2.  Assignment  of  Servicing  Agreement. Borrower hereby assigns to Lender
         ------------------------------------
all rights in, to and under, all monies due and to become due pursuant to any and all claims, demands and causes of action that Borrower now has or which may hereafter arise against all parties under the Servicing Agreement; provided,
                                                                       --------
however, that this Assignment shall become effective only upon the occurrence of
-------
an Event of Default. Nothing in this Assignment shall be construed as imposing on Lender any of Borrower's duties or obligations under the Servicing Agreement.

     3.  Lender's  Rights  on  Event  of  Default.  Upon  the  occurrence  of an
         ----------------------------------------
Event of Default, Lender is hereby authorized at its option to exercise any and all rights of Borrower pursuant to the Servicing Agreement and to receive for Borrower's account, and not as a lender, all sums due Borrower pursuant to the Servicing Agreement, and Lender is further authorized to prosecute, compromise or take any other action which Borrower might take with respect to any claim, demand or cause of action related to the Servicing Agreement as Lender deems appropriate, including, without limitation, prosecution, compromise or release of such claims. NOTWITHSTANDING ANY PROVISION CONTAINED IN THE SERVICING AGREEMENT TO THE CONTRARY, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, LENDER MAY, AT ITS OPTION, IMMEDIATELY TERMINATE THE SERVICING AGREEMENT WITH OR WITHOUT CAUSE. UPON SUCH TERMINATION, NO PENALTY, FEE OR OTHER ACCELERATED PAYMENT SHALL BE DUE TO SERVICER, BUT LENDER SHALL PROMPTLY REMIT PAYMENT OF ANY UNPAID SERVICING FEES TO SERVICER (EXCEPT THAT LENDER MAY OFFSET ANY AMOUNTS DUE TO BORROWER OR LENDER AND HELD BY SERVICER IN BREACH OF THE SERVICING AGREEMENT).

     4.  Borrower's  Rights  Absent  Default.  Subject  to the terms of the Loan
         -----------------------------------
Documents, so long as Lender does not exercise its rights pursuant to Section 3 above, Borrower shall be entitled to collect, receive and apply for its own account any sums due it pursuant to the Servicing Agreement and to prosecute, compromise or take any other actions which Borrower deems appropriate with respect to all rights, claims, demands or causes of actions which Borrower now has or which may hereafter arise pursuant to the Servicing Agreement.


     5.  No  Modification,  Assignment  or  Termination  without Lender Consent.
         ----------------------------------------------------------------------
Borrower and Servicer agree that neither will cancel, terminate, modify or assign the Servicing Agreement without the prior written consent of Lender.

     6.  Indemnity.  Borrower  agrees  to  indemnify,  defend  and  hold  Lender
         ---------
harmless from and against any and all liability, loss, damage and expense, including attorney's fees, which Lender may incur by reason of this Assignment; provided, however, that such liability, loss, damage and expense is not incurred due to the gross negligence or willful, wrongful conduct of Lender.

     7.  No  Undisclosed  Terms.  Borrower and Servicer represent and warrant to
         ----------------------
Lender that the terms and conditions of the Servicing Agreement have been fully set out and disclosed in the copies thereof that have been delivered to Lender.

     8.  Further  Documents.  Borrower  and  Servicer  agree  to  execute  and
         ------------------
deliver to Lender at any time or times during which this Assignment shall be in effect such further instruments as may be necessary or convenient to make effective this Assignment and the covenants herein contained.

     9.  Termination  of  Assignment.  Upon  payment  of  all sums due under the
         --------------------------
Loan  Documents,  this  Assignment  shall  terminate  automatically.

     10.  No  Waiver.  The failure of Lender to avail itself of any of the terms
          ---------
of this Assignment for any period of time or times shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of Lender under this Assignment are cumulative, not in lieu of, but in addition to, any other rights and remedies which Lender may have under or by virtue of the Loan Documents or available by law. The rights and remedies of Lender may be exercised from time to time and as often as such exercise is deemed expedient by Lender.

     11.  Security  Interests.    Lender  is  granted  a  security  interest  in
          -------------------
and to the Servicing Agreement and all monies and claims for money due or to become due to Borrower under the Servicing Agreement. For this purpose Lender shall be deemed a secured party, and Borrower shall be deemed a debtor. Borrower agrees that Lender may file a financing statement in any jurisdiction deemed appropriate by Lender in order to perfect the security interest granted hereby. Borrower further agrees to take any other such actions as Lender may require to perfect the security interest granted hereby.

     12.  Successors  and  Assigns  Bound. This Assignment shall be binding upon
          -------------------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     13.  Applicable  Law.  This  Assignment  shall be governed by and construed
          ---------------
in  accordance  with  the  laws  of  the  State  of  Minnesota.


     14.  Counterparts.  This  Assignment  may  be  executed  in  any  number of
          ------------
counterparts. All counterparts shall be construed together and shall constitute but one instrument.



           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

                        ASSIGNMENT OF SERVICING AGREEMENT

                                [Signature Page]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

BORROWER:                                            SERVICER:

MATTERHORN FINANCIAL SERVICES                        PERFORMANCE CAPITAL MANAGEMENT,
LLC, a California limited liability company, by      LLC, a California limited liability company
Performance Capital Management, LLC, a
California limited liability company, its Sole
Member



By: _____________________________                    By: _____________________________
Name: David Caldwell                                 Name: David Caldwell
Its:  Chief Operating Officer                        Its:  Chief Operating Officer

LENDER:

VARDE INVESTMENT PARTNERS, L.P., a Delaware limited partnership, by Varde Investment Partners, G.P., LLC, a Delaware limited liability company, its General Partner, by Varde Partners, L.P., a
Delaware limited partnership, its Managing Member, by Varde Partners, Inc., a Delaware corporation, its General Partner



By:
___________________________
Name:  Rick J. Noel
Its:   Vice President

                              MASTER LOAN AGREEMENT
                                    EXHIBIT H
                           FORM OF SERVICING AGREEMENT
                           ---------------------------

                               SERVICING AGREEMENT
                               -------------------

     THIS  SERVICING AGREEMENT (this "SERVICING AGREEMENT") is made and entered
                                      -------------------
into as of June 10, 2004, by and between MATTERHORN FINANCIAL SERVICES LLC, a California limited liability company ("CLIENT"), and PERFORMANCE CAPITAL
                                           ------
MANAGEMENT,  LLC,  a  California  limited  liability  company  ("SERVICER").
                                                                 --------

                                    RECITALS
                                    --------

     Client  is in the business of purchasing Assets from various Asset Sellers.

     Client intends to finance the acquisition of Assets with loans from Lender pursuant to the terms of the Loan Agreement. Pursuant to the Loan Agreement, Client is required to grant Lender security interests in the Collateral.

     Client desires to retain Servicer to manage, administer, service, make or cause to be made collection efforts with regard to the Collateral, and dispose of Collateral, all in the manner hereinafter set forth.

     Servicer acknowledges Lender's interest in the Collateral and agrees to provide the services described herein for the benefit of Client and Lender.


     In consideration of the foregoing and the agreements set forth in this Servicing Agreement, the parties hereby agree as follows:
                                    ARTICLE I
                                   DEFINITIONS

     For purposes of this Servicing Agreement, the following terms shall have the following meanings:


     "ASSETS" shall have the meaning set forth in the Loan Agreement.
      ------

     "ASSET SELLER" shall have the meaning set forth in the Loan Agreement.
      ------------

     "BUSINESS DAY" shall have the meaning set forth in the Loan Agreement.
      ------------

     "COLLATERAL" shall have the meaning set forth in the Loan Agreement.
      ----------

     "COLLECTION ACCOUNT" shall have the meaning set forth in the Loan
      ------------------
Agreement.

     "COLLECTION PERIOD" shall have the meaning set forth in the Loan Agreement.
      -----------------

     "EFFECTIVE  DATE"  shall  mean  the  date  on  which  Client  acquires  any
      ---------------
Assets financed pursuant to the Loan Agreement.

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 5.1 below.
      ----------------

     "GROSS RECEIPTS" shall have the meaning set forth in the Loan Agreement.
      --------------

     "INSOLVENCY PROCEEDING" means (i) the commencement by a person as debtor
      ---------------------
of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such person seeking the appointment of a receiver, trustee, custodian or similar official for such person or any substantial part of such person's property, or a decree or order seeking such appointment, (ii) the commencement of any such case or proceeding against a person or another seeking such an appointment which (a) is consented to by such party, (b) results in the entry of an order for relief, such appointment, the issuance of such a protective decree or the entry of an order having similar effect or (c) is not dismissed within 30 days, (iii) the making by a person of a general assignment for the benefit of creditors or (iv) the admission in writing by a person of such person's inability to pay such person's debts as they become due.

     "LENDER" means Varde Investment Partners, L.P., a Delaware limited
      ------
partnership.

     "LIEN" shall have the meaning set forth in the Loan Agreement.
      ----

     "LOAN" shall have the meaning set forth in the Loan Agreement.
      ----

     "LOAN AGREEMENT" means that certain Master Loan Agreement dated as of June
      --------------
10, 2004 between Client and Lender, as amended, supplemented or renewed from time to time.

     "MATERIAL ADVERSE EFFECT" shall have the meaning set forth in the Loan
      -----------------------
Agreement.

     "OBLIGOR" shall have the meaning set forth in the Loan Agreement.
      -------

     "PERSON" shall have the meaning set forth in the Loan Agreement.
      ------

     "PORTFOLIO" shall have the meaning set forth in the Loan Agreement.
      ---------

     "PORTFOLIO BUDGET" shall have the meaning set forth in the Loan Agreement.
      ----------------

     "PROTECTIVE ADVANCE" shall have the meaning set forth in the Loan
      ------------------
Agreement.

     "PROTECTIVE ADVANCE LIMIT" shall have the meaning set forth in the Loan
      ------------------------
Agreement.

     "REMITTANCE REPORT" shall have the meaning set forth in the Loan Agreement.
      -----------------

     "SERVICING FEES" shall have the meaning set forth in the Loan Agreement.
      --------------

     "SUBSERVICER" shall have the meaning set forth in the Loan Agreement.
      -----------

                                   ARTICLE II
                   ADMINISTRATION AND SERVICING OF COLLATERAL.
                   -------------------------------------------

     Section  2.1  Appointment  of  Servicer.  Client  hereby  appoints
                   -------------------------
Servicer to manage, administer, service, make or cause to be made, collection efforts with regard to the Collateral and to dispose of Collateral.

     Section  2.2  Duties  of  Servicer.  Servicer  will  provide  the  services
                   --------------------
customarily provided by servicers of collateral of the same or similar type as the Collateral, including the following:

          (a)  Management  of  Collateral.  Servicer shall manage the Collateral
               --------------------------
in a manner consistent with the Portfolio Budgets and collect the Collateral in a manner consistent with this Servicing Agreement and act, with respect to the Collateral, in such a manner as will maximize the benefits to be received by Client and Lender. Servicer ma y compromise, settle and give acquittance for, and prosecute and discontinue suits and proceedings in respect of, the Collateral in the ordinary course of servicing the Collateral, provided, however, that Servicer may not take a course of action including a discounted payment, foreclosure, sale or restructuring of any Collateral that materially varies from the applicable Portfolio Budget without the prior written approval of Client and Lender.

          (b)  Payment  Processing.  Servicer  will  cause  all  Gross
               -------------------
Receipts  to  be processed in accordance with Section 3.3 of the Loan Agreement.

          (c)  Reporting.  Servicer  will  assist  Client  in  preparing  and
               ---------
delivering on a timely basis the reports identified in Section 6.3 of the Loan Agreement.

     Section  2.3  Servicing  Fees.  As  compensation  for  its  services
                   ---------------
hereunder, Client shall pay to Servicer the Servicing Fees. Servicing Fees will be payable solely from Gross Receipts as provided in the Loan Agreement.

     Section  2.4  Expenses  of  Servicer.  Servicer  shall  be  responsible for
                   ----------------------
all internal costs and expenses of performing the services under this Servicing Agreement, including but not limited to rent, salaries and communications.

     Section  2.5  Standard  of  Care.  In  performing  its  duties  and
                   ------------------
obligations under this Servicing Agreement, Servicer will comply in all material respects with all applicable federal, state, and local laws and regulations, (including but not limited to any applicable consumer protection laws or regulations), and will exercise that degree of skill and care consistent with the degree of skill and care customarily exercised in the industry with respect to collateral similar to the Collateral, and that is consistent with prudent industry standards, and will apply in performing such duties and obligations, those standards, policies and procedures consistent with the standards, policies and procedures Servicer applies with respect to assets similar to the

Collateral owned or serviced by it; provided, however, that notwithstanding the foregoing, Servicer shall not, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise required by applicable law or regulation or as otherwise permitted in Section 2.2(a) or elsewhere in this Servicing Agreement, release or waive the right to collect the unpaid balance on any Collateral. In performing its duties and obligations hereunder, Servicer shall maintain all state and federal licenses, permits and franchises necessary and appropriate for it to perform its responsibilities hereunder, and shall not impair the rights of Client and Lender in the Collateral.

     Section  2.6  Subservicing;  Delegation  by  Servicer.  Servicer  agrees
                   ---------------------------------------
that the terms and conditions of any subservicing agreement or other assignment or delegation of all or part of Servicer's responsibilities under this Servicing Agreement to any other Subservicer, including any amendment to any such agreement or change in the terms of any such assignment or delegation, must be approved in writing in advance by Client and Lender. Lender's and Client's approval with respect to such subservicing, assignment or delegation may be given or withheld by each such party in its sole and absolute discretion. No such subservicing, assignment or delegation shall relieve Servicer of its obligations hereunder and Servicer shall be responsible for monitoring and enforcing any such subservicing, assignment or delegation for compliance with the terms of this Servicing Agreement. Servicer shall cause any Subservicer to whom any obligation or duty of Servicer hereunder is assigned or delegated to comply with the terms of this Servicing Agreement, including, without limitation, standard of care and licensing provisions of Section 2.5.

     Section  2.7  Protective  Advances.  Client  shall  reimburse  Servicer for
                   --------------------
all Protective Advances up to the amount of the Protective Advance Limit. Any and all Protective Advances in excess of the Protective Advance Limit must be approved in advance by Client and Lender.


                                   ARTICLE III
                              COVENANTS OF SERVICER
                              ---------------------

     Servicer  covenants  and  agrees  as  follows:


          (a) Servicer shall defend Client's right, title and interest to and in the Collateral against all claims of third parties claiming through or under Servicer;

          (b) Servicer shall promptly notify Client and Lender of the occurrence of any Eve nt of Default and any material breach by Servicer of any of its covenants, obligations or representations and warranties contained herein or any other fact or circumstance known to Servicer which, if not cured, with the passage of time, would result in an Event of Default;

          (c) Servicer shall not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, permit or suffer to exist any Lien arising through Servicer on any Collateral owned by Client;


          (d) Servicer will promptly advise Lender of any inquiry received from an Obligor which contemplates the consent of Client or Lender regarding settlement of any unasserted claim, defense or compromise of any amount an Obligor owes or any other matters Servicer should reasonably understand are not within Servicer's authority under this Servicing Agreement.


          (e)  Servicer  and  every  Subservicer  shall  maintain  at all times:

          (i) Errors and omissions insurance providing coverage in an amount not less than one million dollars ($1,000,000). This coverage shall include, but not be limited to, defense and alleged/caused by errors and omissions as well as defense and loss related (directly or indirectly) for alleged violation of federal or state laws relating to collection practices;

         (ii) General comprehensive insurance providing coverage in an amount not less than one million dollars ($1,000,000); and

        (iii) Employee dishonesty insurance (or similarly named and purposed insurance or bond) providing coverage in an amount not less than one million dollars ($1,000,000) to insure/bond theft of money by employees or other authorized persons/entities of Client, Servicer, and/or any Subservicer.

     All policies maintained under this Article must name Client and Lender as additional insureds. All policies required under this Article shall be in a form and issued by insurance companies reasonably approved by Client and Lender. Each policy shall require notice to Client and Lender 30 days prior to the expiration or cancellation of the insurance. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by this Article. Servicer shall promptly deliver to Client and Lender a copy of all renewal and other notices received by such party with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Servicer shall deliver to Lender the original (or a duplicate original) of a renewal policy in form reasonably satisfactory to Lender.

          (f) Servicer shall treat all information relating to Client or the Collateral as confidential and, except as necessary or appropriate in connection with the servicing of the Collateral, Servicer shall not disclose any such information without the written consent of Client and Lender.

          (g) Servicer shall take, or cause to be taken, all steps necessary to perfect Lender's security interest in the Collateral including, without limitation, the physical delivery of the original Collateral documents, other evidences of indebtedness or chattel paper evidencing or securing the Collateral to such agents, representatives or employees of Lender as Lender may from time to time reasonably direct, the notation of Lender's security interest in any of such Collateral on the instruments and documents evidencing the Collateral or the filing or recording of any assignment, financing statement, notice or other writing, all at Client's expense.

          (h) If an Event of Default has occurred and is continuing or exists as of the end of a fiscal year, on or before ninety (90) days after the end of such fiscal year, Servicer shall cause a firm of independent accountants which is a member of the American Institute of Certified Public Accountants (which firm shall be reasonably acceptable to Lender) to furnish a statement to Client and Lender, to the effect that such firm has examined certain documents and records relating to Servicer's loan servicing and reporting activities and on the basis of such examination, has concluded that, such servicing and reporting requirements have been conducted in compliance with this Servicing Agreement. If such Event of Default is primarily caused by Servicer, the cost to Servicer of such accountant's statements shall be the responsibility of and paid by Servicer. Otherwise, the cost of such statements shall be the responsibility of and paid by Client.

          (i) Servicer shall deliver to Client and Lender on or before March 31 of each year, a certificate of an officer of Servicer, dated effective as of March 31 of the preceding year, stating that (i) a review of the activities of Servicer during the preceding twelve-month period and of its performance under this Servicing Agreement has been made under such officer's supervision and (ii) based on such review, Servicer has materially fulfilled all its obligations under this Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.

          (j) Servicer agrees that it will permit any representative or agent of Client and/or Lender, to examine all the books of account, records, reports and other papers of Servicer relating to the Collateral, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts relating to the Collateral with representatives and agents of Client and/or Lender, all at such reasonable times and as often as may be reasonably requested.

          (k) Servicer will promptly notify Lender of any threatened or actual litigation involving any Collateral or Servicer (as a party to the litigation) in which the amount of damages claimed is greater than $10,000.00.

          (l) Except for this Servicing Agreement, with respect to all Collateral, Servicer will not, either directly or indirectly, enter into any contracts, agreements or transactions other than agreements for legal services, including but not limited to, brokerage contracts, property management agreements, sales contracts for the providing of any other goods or services, or the reimbursement or payment of any fees or expenses with its members, officers or governors or with any of Client's Affiliates or Servicer's Affiliates or entities owned in whole or in part by Client or Servicer or their members without the prior written consent of Client and Lender, which consent may be withheld for any reason. Servicer and its Affiliates (other than Client) will not lend or invest money in, or borrow from, any person or entity that purchases all or any portion of the Collateral, or any interest therein, without the prior written consent of Lender, which consent may be withheld for any reason.

          (m) Servicer will cause David Caldwell to remain a senior officer of Servicer and to devote such time to the performance of the services described in this Servicing Agreement as is reasonably necessary to fulfill Servicer's obligations hereunder.

          (n) Not later than ninety (90) days after Servicer's fiscal year end, Servicer will provide to Lender, annual financial statements of Servicer reviewed by an independent firm of certified public accountants in accordance with generally accepted accounting principles and certified as correct by a reliable officer of Servicer. Should (i) an Event of Default occur or (ii) the total unpaid principal balance of all Notes exceed ten million dollars ($10,000,000) as of any fiscal year end of Client; Lender, in its sole and absolute discretion, may require that such financial statements be audited rather than reviewed. The cost of such audit shall be paid by Client.

          (o) Not later than sixty (60) days after each fiscal quarter of Servicer, Servicer will provide to Lender, financial statements for such quarter of Servicer prepared in accordance with generally accepted accounting principles and certified as correct by a reliable officer of Servicer.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section  4.1  Representations  and  Warranties  of  Servicer.  Servicer
                   ----------------------------------------------
represents, warrants and covenants to Client and Lender that during the term of this Servicing Agreement:

          (a)  Organization  and  Standing.  Servicer  is and shall be a limited
               ---------------------------
     liability company duly organized and validly existing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are owned and such business is presently conducted;

          (b)  Power  and  Authority.  Servicer  has full power and authority to
               ---------------------
     execute, deliver and perform its obligations under this Servicing Agreement and has duly and properly taken all necessary action to permit and authorize the execution, delivery and performance of this Servicing Agreement;

          (c)  Compliance With Law and Other Agreements. The consummation of the
               ----------------------------------------
     transactions contemplated by this Servicing Agreement and the fulfillment of the terms hereof will not (i) violate Servicer's Articles/Certificate of Organization or Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach any contract, indenture, lease, credit agreement or any other agreement or instrument to which Servicer is a party or which may be applicable to Servicer or any of its properties; (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than the Servicing Agreement); or (iii) violate any law, order, rule or regulation applicable to Servicer of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Servicer or its property;

          (d)  Binding  Obligations. This Servicing Agreement shall constitute a
               --------------------
     legal, valid, and binding obligation of Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law;

          (e)  Litigation.  No  proceeding  of  any  kind,  including  but
               ----------
     not limited to litigation, arbitration, judicial or administrative, is pending or threatened against or contemplated by Servicer which would under any circumstance have a material adverse effect on the execution, delivery, performance or enforceability of this Servicing Agreement; and

          (f)  Disclosure.  All  factual  information  (taken  as  a  whole)
               ----------
     heretofore or contemporaneously furnished by or on behalf of Servicer orally or in writing to Client or Lender, including but not limited to the collection history, experience and past results of Servicer, does not, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Servicer to Client or Lender will not, as of the date such information is dated or certified, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information (taken as a whole) not misleading.

     Section  4.2  Representations  and  Warranties  of  Client.  Client
                   --------------------------------------------
hereby  represents,  warrants  and  covenants  to  Servicer  that:

          (a)  Organization  and  Standing.  Client  is  a  limited  liability
               ---------------------------
     company organized and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are owned and such business is presently conducted.

          (b)  Power  and  Authority.  Client  has  all  requisite  power  and
               ---------------------
     authority to execute, deliver, and carry out its obligations under this Servicing Agreement and has duly and properly taken all necessary action to permit and authorize the execution, delivery and performance of this Servicing Agreement.

          (c)  Compliance  With  Law  and  Other Agreements. The consummation of
               --------------------------------------------
     the transactions contemplated by this Servicing Agreement and the fulfillment of the terms hereof will not (i) violate Client's Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of any contract, indenture, lease, credit agreement or any other agreement or instrument to which Client is a party or which may be applicable to Client or any of its properties; (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument (other than the Servicing Agreement); or (iii) violate any law, order, rule or regulation applicable to Client of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Client or its property.

          (d)  Binding  Obligations. This Servicing Agreement shall constitute a
               --------------------
     legal, valid, and binding obligation of Client enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (e)  Litigation.  No  proceeding  of  any  kind,  including  but
               ----------
     not limited to litigation, arbitration, judicial or administrative, is pending or threatened against or contemplated by Client which would under any circumstance have a material adverse effect on the execution, delivery, performance or enforceability of this Servicing Agreement; and

          (f)  Disclosure.  All  factual  information  (taken  as  a  whole)
               ----------
     heretofore or contemporaneously furnished by or on behalf of Client orally or in writing to Servicer or Lender, does not, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Client to Servicer or Lender will not, as of the date such information is dated or certified, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information (taken as a whole) not misleading.

     Section  4.3  Survival  of  Representations  and  Warranties.  The
                   ----------------------------------------------
representations and warranties set forth in this Article IV are continuous and shall survive the termination or expiration of this Servicing Agreement, unless otherwise agreed to in writing by the parties.


                                    ARTICLE V
                           EVENTS OF DEFAULT; REMEDIES
                           ---------------------------

     Section  5.1  Events  of  Default.  Any  of  the  following  acts  or
                   -------------------
occurrences  shall  constitute  an  "Event  of  Default"  under  this  Servicing
Agreement:

          (a) The failure to make any payment or deposit required to be made under the terms of this Servicing Agreement which failure continues unremedied for a period of five (5) days after such payment or deposit is due;

          (b) The failure to observe or perform any covenant or agreement (other than in subparagraph (a), above) required to be performed under this Servicing Agreement which failure continues unremedied for a period of five
     (5) days after written notice of such failure shall have been given to the breaching party and which failure Lender determines in its sole but reasonable discretion has had a Material Adverse Effect, or is reasonably likely to have a Material Adverse Effect if not remedied; provided, however, that if the nature of such breach is such that it cannot reasonably be cured within five (5) days following such written notice, but can reasonably be cured within (30) days following such written notice, Servicer may cure such breach by commencing in good faith to cure the breach promptly after its receipt of such written notice and prosecuting the cure of such breach to completion with diligence and continuity within a reasonable time thereafter, but in any event within thirty (30) days thereafter


          (c)  Servicer  becomes  the  subject  of  an  Insolvency  Proceeding;

          (d) Any representation, warranty or statement made in this Servicing Agreement or in any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made; or


          (e)  The occurrence of an "Event of Default" under the Loan Agreement.

     Section  5.2  Remedies.  If  an  Event  of  Default  shall  occur  and  be
                   --------
continuing, the non- breaching party may exercise any right or remedy available to it under this Servicing Agreement or under applicable law and, in addition, may terminate the rights of the defaulting party under this Servicing Agreement by giving thirty (30) days prior written notice. The rights of Servicer to service any of the Collateral hereunder shall, at Lender's option, terminate upon the occurrence of an Event of Default and written notice of termination by Lender to Servicer.


                                   ARTICLE VI
                       TERMINATION OF SERVICING AGREEMENT
                       ----------------------------------

     Section  6.1  Term  of  Agreement.  The  term  of  this Servicing Agreement
                   -------------------
shall begin on the Effective Date as set forth above and shall continue until the earlier of (i) collection and resolution of all of the Collateral subject to this Servicing Agreement to Client's and Lender's satisfaction, (ii) termination of this Servicing Agreement under Section 5.2 or (iii) by mutual agreement of the parties hereto with the prior written consent of Lender.

     Section  6.2  Effect  of  Termination;  Transfer  of  Servicing.  Upon
                   -------------------------------------------------
termination of this Servicing Agreement, Servicer shall cooperate in the transfer of the Collateral and all of Servicer's records (in either paper or electronic form) pertaining to the Collateral to Lender or to a replacement servicer as designated by Lender. Any matters pending at the effective termination date will continue to be processed in an orderly and timely fashion; it being intended, however, that responsibility for the Collateral shall transfer as quickly as practicable and in any event within thirty (30) days after the termination date. Upon termination of this Servicing Agreement, Client shall promptly remit payment of any unpaid Servicing Fees to Servicer (except that Client may offset any amounts due to Client and held by Servicer in breach of this Servicing Agreement).


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section  7.1  Amendment.  This  Servicing  Agreement  may  only  be amended
                   ---------
by a written instrument executed by the parties hereto and consented to in writing by Lender. It is the intention of Client and Servicer that Lender is a third party beneficiary with respect to all of the covenants, obligations, agreements, representations and warranties of both Client and Servicer in this Servicing Agreement.

     Section  7.2  Waivers.  The  provisions  of  this  Servicing  Agreement may
                   -------
only be waived by written consent of the party making the waiver and the prior written waiver of Lender. The failure of any party at any time to require performance by the others of any provision of this Servicing Agreement shall in no way affect that party's right to enforce such provision, nor shall the waiver by any party of any breach of any provision of this Servicing Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

     Section  7.3  Notices.  Unless  otherwise  required  or  provided
                   -------
by this Servicing Agreement, all demands, notices, approvals and other communications hereunder (including Client's reporting obligations set forth herein) (individually and collectively, "NOTICES") shall be in writing and
                                             -------
shall be served personally, delivered by facsimile or sent by a national overnight delivery or courier company, or by United States registered or certified mail, postage prepaid return receipt requested, and addressed as set forth below. Any such Notices shall be deemed delivered upon delivery or refusal to accept delivery as indicated in writing by the person attempting to make personal service, on the United States Postal Service return receipt, or by similar written advice from the overnight delivery company; provided, however, that if any such Notice shall be sent by telecopier to the telecopier number, if any, set forth above, such Notice shall be deemed given at the time and on the date of machine transmittal (except if sent after 5:00 p.m. recipient's time, then the notice shall be given at 9:00 a.m. on the next Business Day) if the sending party receives a written send verification on its machine and sends a duplicate Notice on the same day or the next Business Day by personal service, registered or certified United States mail, or overnight delivery in the manner described above. Each party hereto shall make an ordinary, good faith effort to ensure that it will accept or receive Notices that are given in accordance with this Section 7.3, and that any person to be given Notice actually receives such Notice. Any party to whom Notices are to be sent pursuant to this Servicing Agreement may from time to time change its address and/or facsimile number for future communication hereunder by giving Notice in the manner prescribed herein to all other parties hereto

If to Client:                       With a Copy to:

Matterhorn Financial Services LLC   Matterhorn Financial Services LLC
222 S. Harbor Boulevard, Suite 400  222 S. Harbor Boulevard, Suite 400
Anaheim, CA 92805                   Anaheim, CA 92805

Attention:  Mr. David Caldwell      Attention:  William D. Constantino
Telephone No.: (714) 502-3790       Telephone No.: (714) 502-3780
Facsimile No.: (714) 502-3733       Facsimile No.: (714) 502-3733

                                    And to:

                                    Lender and Lender's counsel as more
                                    particularly provided in the Loan Agreement.

If to Servicer:                      With a Copy to:


Performance Capital Management, LLC  Performance Capital Management, LLC
222 S. Harbor Boulevard, Suite 400   222 S. Harbor Boulevard, Suite 400
Anaheim, CA 92805                    Anaheim, CA 92805

Attention:  Mr. David Caldwell       Attention:  William D. Constantino
---------                            ---------
Telephone No.: (714) 502-3790        Telephone No.: (714) 502-3780
Facsimile No.: (714) 502-3733        Facsimile No.: (714) 502-3733

                                     And to:

                                     Lender and Lender's counsel as more
                                     particularly provided in the Loan Agreement.

Such notice, request, consent, demand or other communication shall be deemed given when so delivered, or if mailed, two days after deposit with the U.S. Postal Service.

     Section  7.4  Indemnity.  Servicer  agrees  to  indemnify,  defend and hold
                   ---------
Client and Lender harmless from and against any and all losses, damages, costs, claims, expenses (including reasonable attorneys fees) and liabilities to third parties growing out of or resulting from any breach of this Servicing Agreement by Servicer, any Event of Default caused by Servicer, or by reason of the negligence or willful misconduct of Servicer, its agents, directors, representatives or employees in the performance or non-performance of duties hereunder including but not limited to (i) the failure to comply with all applicable debt collection laws and regulations; (ii) the misapplication (whether negligent or intentional), misappropriation, conversion or theft of any part of the Collateral by any officer, employee, agent or representative of Servicer; (iii) the failure to pay and discharge any liens, encumbrances or security interests in the Collateral (other than liens granted to Lender to secure repayment of Loans) created as a result of the actions of Servicer; (iv) fraud or material misrepresentation or (v) the misapplication of proceeds paid to Servicer under any insurance policies by reason of damage, loss or destruction to any of the Collateral.

     Section  7.5  Enforceability  of  Servicing  Agreement.  Should  any one or
                   ----------------------------------------
more of the provisions of this Servicing Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective and binding on the parties hereto.

     Section  7.6  Rights  Cumulative.  All  rights  and  remedies  under
                   ------------------
this Servicing Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Servicing Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy.

     Section  7.7  Powers  of  Attorney.  Servicer  is  made  Client's
                   --------------------
attorney-in-fact for the limited purpose of signing documents necessary to: (i) maintain perfection of any Liens and


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
security interests, (ii) release a Lien upon full payment of any related Collateral, (iii) endorse checks for deposit into the Collection Account, and/or
(iv) bring, prosecute and dismiss suits and proceedings related to collection activities with respect to the Collateral.

     Section  7.8  Assignment  and  Binding  Effect.  This  Servicing
                   --------------------------------
Agreement may be assigned only with the written consent of the parties hereto and the consent of Lender; however, in the event of an assignment, all provisions of this Servicing Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     Section  7.9  Governing  Law.  This  Servicing  Agreement  shall  be deemed
                   --------------
entered into with and shall be governed by and interpreted in accordance with the laws of the State of Minnesota.

     Section  7.10  Certificates  and  Instruments  Held by Lender. Lender shall
                    ----------------------------------------------
have custody of all certificates of title and similar instruments relating to Assets. If Servicer should need the certificate of title (or similar instrument) to any Asset to fulfill its obligations under the Servicing Agreement, Servicer shall send Lender a request for such release along with an explanation of the circumstances of the request. If such request is granted, Lender shall deliver the requested certificate or instrument to Servicer, who shall hold such certificate or instrument as bailee of Lender. Servicer covenants to return any such certificate or instrument (or any renewal or replacement thereof) to Lender upon completion of the task which required by use.


           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]


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
                               SERVICING AGREEMENT
                                [Signature Page]

The undersigned have executed this Servicing Agreement as of the date first above written.

CLIENT:                                              SERVICER:

MATTERHORN FINANCIAL SERVICES                        PERFORMANCE CAPITAL
LLC, a California limited liability company, by      MANAGEMENT, LLC, a California
Performance Capital Management, LLC, a               limited liability company
California limited liability company, its Sole
Member


By: _____________________________                    By:_____________________________
Name:    David Caldwell                              Name:    David Caldwell
Its:     Chief Operating Officer                     Its:     Chief Operating Officer


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